================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------

                               (AMENDMENT NO. ___)



[x]   Filed by the Registrant

[_]   Filed by a Party other than the Registrant



Check the appropriate box:

[ ]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

[x]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                          AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

[x]   No fee required.


[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid: $

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

================================================================================

AK STEEL HOLDING CORPORATION                          RICHARD M. WARDROP, JR.
703 CURTIS STREET                                        CHAIRMAN AND CHIEF
MIDDLETOWN, OHIO 45043-0001                              EXECUTIVE OFFICER
                                                                  April 9, 1998

To our Stockholders:

  It is a pleasure to invite you to the 1998 Annual Meeting of Stockholders of AK Steel Holding Corporation. The meeting will be held at 10:00 a.m. on Thursday, May 21, 1998, at the Sheraton Chicago Hotel & Towers, Chicago, Illinois.

  Please read the enclosed Notice of Meeting and accompanying Proxy Statement carefully. For those of you who cannot attend the meeting in person, I urge you to participate by completing, signing, and returning your proxy in the enclosed envelope. Your vote is important, and the management of AK Steel appreciates your cooperation in directing proxies to vote at the meeting.

  Attendance at the Annual Meeting will be limited to stockholders of record as of the close of business on March 31, 1998, or their duly appointed proxies, and to guests of management. If you or your appointed proxy plan to attend in person, please complete, sign, detach and return the enclosed Request for Admittance card.

  Your continuing interest in our Company is appreciated and I look forward to seeing you at the Annual Meeting.

                               Sincerely,

                               /s/ Richard M. Wardrop Jr.

                               Chairman and  Chief Executive Officer

                         AK STEEL HOLDING CORPORATION
                               703 CURTIS STREET
                            MIDDLETOWN, OHIO 45043

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

  The 1998 Annual Meeting of Stockholders of AK Steel Holding Corporation (the "Company") will be held in the Ohio Room of the Sheraton Chicago Hotel & Towers, 301 East North Water Street, Chicago, Illinois, on Thursday, May 21, 1998 at 10:00 a.m., for the following purposes:

    1. To elect nine directors of the Company;

    2. To approve a proposed amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 200,000,000;

    3. To approve a proposed amendment of the Company's Stock Incentive Plan to increase the number of shares with respect to which options and restricted stock awards may be granted under the plan and to extend the term of the plan for an additional four years from 2003 to 2007;

    4. To approve the material terms of the Company's Annual Management Incentive Plan;

    5. To approve the material terms of the Company's Long-Term Performance Plan; and

    6. To transact such other business as properly may come before the meeting.

  The Board of Directors has fixed March 31, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

                                          By order of the Board of Directors,
                                             John G. Hritz
                                              Secretary

Middletown, Ohio
April 9, 1998

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THAT EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                         AK STEEL HOLDING CORPORATION
                               703 CURTIS STREET
                            MIDDLETOWN, OHIO 45043

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of AK Steel Holding Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 21, 1998 and at any and all adjournments thereof.

  At the meeting, holders of the Company's Common Stock will vote for the election of nine directors and consider and act upon management proposals (i) to approve an amendment to the Certificate of Incorporation of the Company to increase the number of shares of the Company's authorized Common Stock, (ii) to approve an amendment of the Company's Stock Incentive Plan to increase the number of shares available for the grant of options and restricted stock awards under the plan and to extend the term of the plan for an additional four years and (iii) to approve the material terms of each of the Company's Annual Management Incentive Plan and Long-Term Performance Plan. Each duly executed proxy received prior to the meeting will be voted in accordance with the choices specified therein by the stockholder. If no contrary direction is specified, the proxy will be voted FOR the election as directors of the nine nominees listed in this Proxy Statement and FOR approval of each of management's proposals described in this Proxy Statement. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

  The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. At that date, there were issued and outstanding 59,316,068 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held on all matters that come before the meeting.

                             ELECTION OF DIRECTORS

  In accordance with the Company's By-laws, the Board of Directors has fixed the number of directors at nine. If elected, each of the nominees listed below will serve as a director of the Company for a term expiring on the date of the 1999 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. If any nominee is unable to serve, proxies may be voted for another person designated by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.

INFORMATION CONCERNING NOMINEES FOR DIRECTORS

  Set forth below is information with respect to each of the nine nominees for election as directors. Each of the nominees is presently serving as a director of the Company.

                ALLEN BORN


                Mr. Born, age 64, a director of the Company since March 2, 1995, is Chairman and Chief Executive Officer of Alumax Inc., having served in that position since November 1993. For more than five years prior thereto he served as Chairman and Chief
    [PHOTO] Executive Officer of Amax Inc. Mr. Born also is a director of Amax Gold Inc., Cyprus-Amax Minerals Company, Inmet Mining and the International Primary Aluminium Institute and serves as Chairman of the Aluminum Association, as a member of the Board of Trustees of the Robert W. Woodruff Arts Center and as a Vice Chairman of the Kennedy Center's Corporate Fund Board.

                JOHN A. GEORGES

                Mr. Georges, age 67, a director of the Company since April 7, 1994, is a Senior Managing Director of Windward Capital Partners LLP, a private investment partnership. He is the retired Chairman and Chief Executive Officer of International
    [PHOTO] Paper Company, having served in that position from 1985 to March 1996. He also is a director of International Paper Company, Ryder System Inc. and Warner-Lambert Company. Mr. Georges is a member of The Business Council, the Trilateral Commission and the Board of the University of Illinois Foundation.




                DR. BONNIE GUITON HILL


                Dr. Hill, age 56, a director of the Company since April 7, 1994, is President and Chief Executive Officer of The Times Mirror Foundation and a Vice President of The Times Mirror Company, having been elected to those positions in February
    [PHOTO] 1997. From July 1992 until January 1997, she was Dean of the McIntire School of Commerce at the University of Virginia. She served as Secretary of the State and Consumer Services Agency for the State of California from April 1991 to July 1992. She also is a director of Niagara Mohawk Corporation, Hershey Foods Corporation and Louisiana-Pacific Corporation.



                ROBERT H. JENKINS

                Mr. Jenkins, age 55, a director of the Company since January 24, 1996, has served as Chairman of the Board of Sundstrand Corporation since April 1997 and as President and Chief Executive Officer of that company since September 1995. For
    [PHOTO] more than five years prior thereto, Mr. Jenkins was employed by Illinois Tool Works as its Executive Vice President and in other senior management positions. Mr. Jenkins also is a director of Solutia, Inc. and serves as a member of the boards of trustees of the Manufacturers Alliance and the National Association of Manufacturers.




                LAWRENCE A. LESER

                Mr. Leser, age 62, a director of the Company since May 17, 1995, is Chairman of the E.W. Scripps Company, having also
    [PHOTO] served as its Chief Executive Officer from July 1985 until May 1996. Mr. Leser also is a director of Union Central Life Insurance Company and a Trustee of Xavier University.

                ROBERT E. NORTHAM

                Mr. Northam, age 67, has been a director of the Company since April 7, 1994. He retired as Executive Vice President and
    [PHOTO] Chief Financial Officer of J.C. Penney Company, Inc. in January 1996, having served in that position since February 1982. He also served in the office of the chairman of J.C. Penney Company, Inc. from June 1992 until his retirement.




                CYRUS TANG


                Mr. Tang, age 68, a director of the Company since April 7, 1994, has served since 1971 as President and Chief Executive Officer of Tang Industries, Inc., which, together with its
    [PHOTO] affiliates, operates various businesses, including steel distribution and processing, metal stamping and fabrication, ferrous and non-ferrous metal scrap trading and processing, aluminum die casting, extrusions and recycling, wood and steel office furniture manufacturing and pharmaceuticals.



                DR. JAMES A. THOMSON

                Dr. Thomson, age 53, a director of the Company since March 18, 1996, is the President and Chief Executive Officer of The Rand Corporation, having served in that capacity since August 1989. He also serves as a director of Texas Biotechnology
    [PHOTO] Corporation and as a Trustee of the International Institute for Strategic Studies in London and the Los Angeles World Affairs Council. Dr. Thomson is a member of the Council on Foreign Relations in New York and the Council of Economic Advisors to the Governor of California.




                RICHARD M. WARDROP, JR.

                Mr. Wardrop, age 52, was elected Chairman of the Board of the Company effective January 27, 1997. He has been a director since March 2, 1995 and Chief Executive Officer since May 16,
    [PHOTO] 1995. Mr. Wardrop also served as President of the Company from April 7, 1994 until March 20, 1997. From June 1992 to April 7, 1994, Mr. Wardrop served as Vice President, Manufacturing of the Company's predecessor, Armco Steel Company, L.P.




  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOREGOING NOMINEES.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors has established an Audit and Finance Committee, a Compensation Committee, a Public Affairs Committee and a Nominating and Governance Committee.

  The Audit and Finance Committee recommends to the Board of Directors the firm of certified public accountants that will be appointed to serve as the independent auditors of the Company's annual financial statements. The Audit and Finance Committee also meets with representatives of that accounting firm and the Company's internal audit staff to review the plan, scope and results of the annual audit and the recommendations of the independent accountants regarding the Company's internal accounting systems and controls. The current members of the Audit and Finance Committee are Messrs. Georges (Chairperson), Born, Northam and Tang.

  The Compensation Committee makes recommendations to the Board of Directors with regard to the Company's compensation and benefits policies and practices. The Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company's principal executive officers and administers the Company's Stock Incentive Plan. The current members of the Compensation Committee are Messrs. Northam (Chairperson), Born and Leser and Dr. Hill.

  The Public Affairs Committee reviews and makes recommendations to the Board of Directors regarding the Company's public affairs policies and practices, including its policies with respect to environmental compliance, employee safety and health and equal employment opportunities. The current members of the Public Affairs Committee are Dr. Hill (Chairperson), Messrs. Georges and Jenkins and Dr. Thomson.

  The Nominating and Governance Committee reviews and makes recommendations to the Board of Directors regarding the size, organization, membership requirements, compensation and other practices and policies of the Board. The current members of the Nominating and Governance Committee are Messrs. Leser (Chairperson), Jenkins and Tang and Dr. Thomson.

ATTENDANCE AT MEETINGS

  During 1997, there were six regular meetings and three special telephonic meetings of the Board of Directors, six meetings of each of the Audit and Finance Committee and the Compensation Committee and two meetings of each of the Public Affairs Committee and the Nominating and Governance Committee. Each director attended at least 75% of the meetings of the Board and of each committee of which he or she was a member.

COMPENSATION OF DIRECTORS

  During 1997, each director who is not an employee of the Company received an annual fee of $30,000 for service on the Board of Directors. One-half of that amount was paid in the form of shares of Common Stock of the Company valued at market on the date of issuance and the balance was paid in cash (receipt of which may have been deferred pursuant to a prior election) or, at the director's option, in the form of additional shares of Common Stock. Each director who chairs a committee of the Board of Directors received an additional annual fee of $3,600 for such service. Non-employee directors also were paid a fee of $1,500 for each Board meeting and each committee meeting they attended and were reimbursed for their expenses incurred in attending those meetings. An employee of the Company who serves as a director receives no additional compensation for such service. Non-employee directors are required to retire from the Board at age 70 but are entitled thereafter to an annual retainer equal to the annual director's fee in effect at the time of such retirement, provided that they remain available to the Chairman on a consulting basis. Upon first being elected to the Board, each non-employee director also is granted options under the Company's 1994 Stock Incentive Plan to purchase a total of 10,000 shares of the Company's Common Stock at its then prevailing market price. The options vest on the first anniversary of the date of grant and may be exercised at any time thereafter until the tenth anniversary of the grant date. Effective January 1, 1998, the annual fee for service as a director was increased to $33,000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own beneficially more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent beneficial owners are required by Rule 16a-3(e) under the Exchange Act to furnish the Company with copies of all reports that they file pursuant to Section 16(a).

  To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's officers and directors were complied with, except that a report for one transaction was filed late by Dr. Hill and reports for two transactions were filed late by Mr. Tang.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

  In the ordinary course of business, the Company sells finished steel to, and purchases steel scrap from, an affiliate of Tang Industries, Inc., of which Mr. Tang, a director of the Company, is President and Chief Executive Officer. During 1997, those sales and purchases, which were made on arms'-length terms, aggregated $21.5 million and $1.1 million, respectively.
                                STOCK OWNERSHIP

DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth as of March 31, 1998 information with respect to the beneficial ownership of the Company's Common Stock by (i) each officer of the Company, named in the Summary Compensation Table on page 7, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

                                                                   PERCENTAGE OF
                                                    SHARES OWNED    OUTSTANDING
                                                   BENEFICIALLY(1)    SHARES
                                                   --------------- -------------
      Allen Born..................................       14,149          *
      Mark G. Essig...............................          --          --
      John A. Georges.............................       15,211          *
      Dr. Bonnie Guiton Hill......................        3,853          *
      John G. Hritz...............................       53,163          *
      Robert H. Jenkins...........................       11,873          *
      Lawrence A. Leser...........................       11,975          *
      Richard E. Newsted..........................      202,958          *
      Robert E. Northam...........................       12,603          *
      Cyrus Tang..................................       57,611          *
      Dr. James A Thomson.........................       11,373          *
      Richard M. Wardrop, Jr......................      751,361          *
      James L. Wareham............................       60,065          *
      All directors and executive officers as
       a group (20 persons).......................    1,568,733        2.6%

--------
   *Less than 1%.
(1) Includes shares subject to stock options exercisable within 60 days.

OTHER BENEFICIAL OWNERS

  The following table sets forth information with respect to each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company:

        NAME AND                                                   PERCENTAGE
         ADDRESS                                                       OF
      OF BENEFICIAL                                   SHARES OWNED OUTSTANDING
          OWNER                                       BENEFICIALLY  SHARES(1)
      -------------                                   ------------ -----------
      FMR Corp. (2)..................................  5,212,800       8.6%
       82 Devonshire Street
       Boston, Massachusetts 02109
      Goldman, Sachs & Co. (3).......................  5,542,762       9.1%
       85 Broad Street
       New York, New York 10004
      Kawasaki Steel Corporation.....................  8,510,638      14.0%
       Hibiya, Kokusai Building
       2-3 Uchisaiwaicho, 2-Chome
       Chiyoda-Ku, Tokyo 100 Japan
      Neuberger & Berman, LLC (4)....................  8,263,150      13.6%
       605 Third Avenue
       New York, New York 10158
      Sasco Capital, Inc. (5)........................  3,583,900       5.9%
       10 Sasco Hill Road
       Fairfield, Connecticut 06430
      Vanguard/Windsor Fund, Inc. (6)................  6,199,352      10.2%
       100 Vanguard Boulevard
       Malvern, Pennsylvania 19355
      Wellington Management Company (7)..............  6,440,445      10.6%
       75 State Street
       Boston, Massachusetts 02109

--------
(1) As of December 31, 1997.
(2) Based on information set forth in a statement on Schedule 13G, dated February 14, 1998, FMR Corp., a holding company for subsidiaries that include investment advisers registered under the Investment Advisers Act of 1940, has sole power to dispose or to direct the disposition of an aggregate of 5,212,800 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of all of those shares as a consequence of its acting as investment adviser to several investment companies registered under the Investment Company Act of 1940.
(3) Based on information set forth in a statement on Schedule 13G, dated January 10, 1998, Goldman, Sachs & Co., a broker-dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940, has shared power to dispose or direct the disposition of an aggregate of 5,542,762 shares held by or for the account of various clients for whom it acts as an investment adviser, with shared power to vote an aggregate of 5,283,962 of those shares.
(4) Based on information set forth in a statement on Schedule 13G, dated February 9, 1998, Neuberger & Berman, LLC, a broker-dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940, has shared power to dispose or direct the disposition of an aggregate of 8,263,150 shares held by or for the account of various clients for whom it serves as an investment adviser, with sole or shared power to vote an aggregate of 8,187,996 of those shares.
(5) Based on information set forth in a statement on Schedule 13G, dated January 30, 1998, Sasco Capital, Inc., an investment adviser registered under the Investment Advisers Act of 1940, has sole power to dispose or direct the disposition of 3,583,900 shares held by or for the account of various clients for whom it serves as an investment adviser, with sole power to vote an aggregate of 2,082,200 of those shares.
(6) Based on information set forth in a statement on Schedule 13G, dated February 9, 1998, Vanguard/Windsor Fund, Inc., an investment company registered under the Investment Company Act of 1940, has sole power to vote and shared power to dispose or direct the disposition of an aggregate of 6,199,352 shares.
(7) Based on information set forth in a statement on Schedule 13G, dated January 12, 1998, Wellington Management Company, an investment adviser registered under the Investment Advisers Act of 1940, has shared power to dispose or direct the disposition of an aggregate of 6,440,445 shares owned by various clients for whom it serves as an investment adviser, with shared power to vote an aggregate of 241,093 of those shares.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

  Annual compensation paid to executive officers of the Company consists of salary and cash bonus awards under the Company's Annual Management Incentive Plan. Long-term compensation consists of restricted stock awards and stock options under the Company's Stock Incentive Plan and payouts in the form of cash and restricted stock under the Company's Long-Term Performance Plan.

  The following table sets forth the cash compensation, as well as certain other compensation, paid or accrued by the Company for each of the past three years to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (the "Named Executives") serving as such at December 31, 1997.

                          SUMMARY COMPENSATION TABLE

                              ANNUAL
                           COMPENSATION          LONG-TERM COMPENSATION
                         ----------------- -----------------------------------
                                                    AWARDS           PAYOUTS
                                           ------------------------ ----------
                                                                                  ALL
                                           RESTRICTED  SECURITIES                OTHER
     NAME AND                                STOCK     UNDERLYING      LTIP     COMPEN-
PRINCIPAL POSITION       SALARY  BONUS(4)  AWARDS(5)  STOCK OPTIONS PAYOUTS(6) SATION(7)
   AT 12/31/97      YEAR   ($)      ($)       ($)     (# OF SHARES)    ($)        ($)
------------------  ---- ------- --------- ---------- ------------- ---------- ---------
Richard M.
 Wardrop,
 Jr. (1)
 Chairman
 and Chief          1997 700,000 1,050,000 2,340,000     250,000    1,050,000   63,970
 Executive          1996 546,875   556,992 1,209,375     160,000      862,500   33,586
 Officer            1995 443,480   436,065   415,312     120,000          --    27,264
James L.            1997 333,333   500,000   449,219      60,000      500,000   37,617
 Wareham (2)        1996     --        --        --          --           --       --
 President          1995     --        --        --          --           --       --
Mark G.
 Essig (3)
 Executive
 Vice Presi-        1997 338,333   338,333   151,750      20,000          --    28,543
 dent,              1996 307,500   303,410   342,656      44,000      315,000   16,319
 Commercial         1995 286,668   281,875   207,656      60,000          --    15,222
Richard E.
 Newsted
 Executive
 Vice Presi-
 dent,
 Chief Fi-          1997 293,333   293,333   151,750      20,000      315,000   24,560
 nancial Of-        1996 236,669   233,522   322,500      42,000      250,000   14,758
 ficer              1995 219,501   215,831   138,437      40,000          --    13,882
John G.
 Hritz
 Vice
 President,
 General            1997 246,667   246,667   151,750      20,000      270,000   20,635
 Counsel and        1996 153,726   151,682   201,563      24,000      200,000    8,198
 Secretary          1995 109,800    75,575    55,375      16,000          --     5,835

--------
(1) Mr. Wardrop was elected Chairman on January 27, 1997, having previously served as President.
(2) Mr. Wareham joined the Company effective March 1, 1997 and was elected President on March 20, 1997.
(3) Mr. Essig voluntarily resigned as an officer and employee effective January 10, 1998.
(4) Amounts shown in this column represent bonuses earned under the Company's Annual Management Incentive Plan.
(5) The dollar value of each restricted stock award indicated in this column is based on the average price of the Company's Common Stock on the date of the award. The amounts shown do not include the value of restricted stock awards representing a portion of the payouts under the Company's Long-Term Performance Plan. All awards shown in this column were granted pursuant to the Company's 1994 Stock Incentive Plan.
  --------
  Footnotes continue on following page.

   The aggregate number of shares of restricted stock held by the Named Executives at December 31, 1997 and the dollar value thereof (based on the closing price of the Company's Common Stock on December 31, 1997) were as follows: for Mr. Wardrop--232,500, $4,112,344; for Mr. Wareham--25,000,
   $442,188; for Mr. Essig--56,250, $994,922; for Mr. Newsted--39,500,
   $698,656; and for Mr. Hritz--25,000, $442,188. Dividends are paid on shares of restricted stock to the extent declared and paid on the Company's Common Stock.
(6) The amounts shown in this column represent payouts under the Company's Long-Term Performance Plan for the performance period ended December 31, 1997. As a result of his resignation effective January 10, 1998, Mr. Essig ceased to be entitled to a payout under the plan in respect of that performance period. One half of the amount shown for each Named Executive was paid in cash (receipt of which may have been deferred pursuant to a prior election by such Named Executive) and the balance in the form of an award of shares of restricted stock valued on the basis of the market price of the Company's Common Stock on the date of the approval of the share issuance by the Compensation Committee. Those shares are in addition to shares underlying restricted stock awards granted in 1997 pursuant to the 1994 Stock Incentive Plan but are subject to all of the terms and conditions of that plan and vest with respect to 20% of the shares on each of the first through fifth anniversaries of the award.
(7) The amounts shown in this column for 1997 were derived as follows: (i) for Mr. Wardrop, $7,770 was attributed to him for imputed income arising out of a Company-provided life insurance plan, $56,000 represents the Company's matching contributions for his account to the Company's thrift plan and $200 was paid to him pursuant to a Company-provided medical plan;
    (ii) for Mr. Wareham, $5,617 was attributed to him for imputed income arising out of a Company-provided life insurance plan and $26,000 represents the Company's matching contribution for his account to the Company's thrift plan; (iii) for Mr. Essig, $1,276 was attributed to him for imputed income arising out of a Company-provided life insurance plan, $27,067 represents the Company's matching contributions for his account to the Company's thrift plan and $200 was paid to him pursuant to a Company-provided medical plan; (iv) for Mr. Newsted, $1,093 was attributed to him for income arising out of a Company-provided life insurance plan and $23,467 represents the Company's matching contribution for his account to the Company's thrift plan; (v) for Mr. Hritz, $902 was attributed to him for imputed income arising out of a Company-provided life insurance plan and $19,733 represents the Company's matching contribution for his account to the Company's thrift plan. All premiums for Company-provided life insurance are paid by the Company; income is imputed to an employee in an amount equal to the portion of the premium applicable to coverage exceeding $50,000.

STOCK OPTIONS

  Pursuant to its Stock Incentive Plan (formerly known as the "1994 Stock Incentive Plan"), the Company grants to its key employees, including its executive officers, options to purchase shares of its Common Stock. The plan does not provide for, and the Company does not grant, stock appreciation rights.

  The following table sets forth information with respect to stock options granted to the Named Executives in 1997:

                        STOCK OPTION GRANTS IN 1997(1)

                                                                 POTENTIAL
                                                            REALIZABLE VALUE AT
                             PERCENT OF                       ASSUMED ANNUAL
                               TOTAL    EXERCISE              RATES OF STOCK
                     OPTIONS  OPTIONS    PRICE              PRICE APPRECIATION
                     GRANTED GRANTED TO   PER               FOR OPTION TERM(3)
                      (# OF  EMPLOYEES   SHARE   EXPIRATION -------------------
NAME                 SHARES)  IN 1997    ($)(2)     DATE     5% ($)    10% ($)
----                 ------- ---------- -------- ---------- --------- ---------
R.M. Wardrop, Jr.... 250,000   46.82    19.6063       (4)   3,082,554 7,811,834
J.L. Wareham........  60,000   11.24    17.9688   3/20/07     678,024 1,718,253
M.G. Essig..........  20,000    3.75    18.9688   5/15/07     238,584   604,626
R.E. Newsted........  20,000    3.75    18.9688   5/15/07     238,584   604,626
J.G. Hritz..........  20,000    3.75    18.9688   5/15/07     238,584   604,626

--------
(1) All data in this table have been adjusted to give effect to a two-for-one stock split on November 17, 1997.
(2) All options provide for an exercise price equal to the fair market value of the underlying shares as of the date of grant.
(3) The amounts shown in these columns represent the potential appreciation in the value of the options over their stated term of ten years, based upon assumed compounded rates of appreciation of 5% per year (equivalent to 162.89%) and 10% per year (equivalent to 259.37%), respectively. Those amounts are not intended as forecasts of future appreciation, which is dependent upon the actual increase, if any, in the market price of the shares underlying the options, and there is no assurance that the amounts of appreciation shown in these columns will be realized.
(4) Options with respect to 150,000 shares will expire January 16, 2007 and options with respect to 100,000 shares will expire May 15, 2007.

  The following table provides information as to options exercised by each of the Named Executives in 1997 and the value of options held by them at year end:

                    AGGREGATE OPTION EXERCISES IN 1997 AND
                     OPTION VALUES AT DECEMBER 31, 1997(1)

                                                   NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                           NUMBER                       OPTIONS AT          IN-THE-MONEY OPTIONS AT
                          OF SHARES                  DECEMBER 31, 1997      DECEMBER 31, 1997($)(2)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
NAME                      EXERCISE   REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- ----------- ----------- ------------- ----------- -------------
R.M. Wardrop, Jr. ......       --          --      333,334      396,666     1,494,996     153,748
J.L. Wareham............       --          --          --        60,000           --          --
M.G. Essig..............   106,666     830,281      14,668       69,332           --       76,874
R.E. Newsted............       --          --      120,668       61,332       327,503      51,244
J.G. Hritz..............    24,000     223,726       8,002       41,330           --       20,494

--------
(1) All data in this table have been adjusted to give effect to a two-for-one stock split on November 17, 1997.
(2) Calculated on the basis of the difference between the option exercise price and the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1997 ($17.6875 per share).

LONG-TERM INCENTIVE AWARDS

  In 1995, the Company adopted a Long-Term Performance Plan that is designed to increase management's focus on the Company's longer term performance relative to that of a group of six other steel producers--Bethlehem Steel Corporation, Inland Steel Company, LTV Steel Company, Inc., National Steel Corporation, Nucor Corporation and the U.S. Steel Group of USX Corporation-- and to further enhance the Company's ability to retain the services of its key executives.

  Long-term performance is measured on the basis of what the Company deems to be a critical indicator of profitability in the steel industry--operating profit per ton of steel shipped--which, for purposes of the plan, is assessed both cumulatively and annually over a performance period of three years, with a new performance period commencing annually. The initial three-year performance period ended December 31, 1997. In addition, upon inception of the plan, the Board of Directors also provided for a one-time transitional two-year performance period that ended December 31, 1996. Payouts in respect of both performance periods are shown in the Summary Compensation Table on page 7.

  Payouts under the plan are made shortly following the expiration of the applicable performance period. No payout is made unless (i) the Company reports net income for the last year of the performance period and (ii) the Company's operating profit per ton ranks at least in the upper 50% of the competitor group either on a cumulative basis over the entire performance period or during the last year of the performance period. The payout to each participating executive is determined by multiplying the executive's annual base salary as of the end of the performance period by an award percentage. A target percentage for each executive is established at or shortly following the beginning of the performance period, subject to the approval of the Compensation Committee. The actual award percentage may be higher or lower than the target percentage, depending upon the Company's performance relative to that of the competitor group during the performance period, and currently ranges from a threshold of 15% of the target percentage to a maximum of 200% of the target percentage. An executive would be entitled to the maximum payout only if the Company's performance ranks first among the competitor group both on a cumulative basis over the entire performance period and during the last year thereof. No payment is made to an executive who has voluntarily resigned or been discharged for cause prior to the scheduled date of payout. Upon retirement, an executive is entitled under the Plan to receive, in lieu of any amounts to which he or she otherwise might have been entitled in respect of performance periods that commenced prior to his or her retirement but are scheduled to expire subsequent thereto, a payment equal to his or her payout for the performance period last ended prior to the date of his retirement. Up to 50% of an executive's payout may be made in the form of an award of shares of restricted stock, which vests with respect to 20% of the shares on each of the first through fifth anniversaries of the award date.

  The following table sets forth information with respect to potential payouts to the Named Executives pursuant to awards granted to them in 1997 under the Company's Long-Term Performance Plan:

                   LONG-TERM PERFORMANCE PLAN AWARDS IN 1997

                          NUMBER OF
                           SHARES,    PERFORMANCE   ESTIMATED FUTURE PAYOUTS(3)
                          UNITS OR   PERIOD UNTIL   ---------------------------
                            OTHER    MATURATION OR  THRESHOLD TARGET   MAXIMUM
NAME                      RIGHTS(1)     PAYOUT         ($)      ($)      ($)
----                      --------- --------------- --------- ------- ---------
R.M. Wardrop, Jr.........     75    1/1/97-12/31/99  78,750   525,000 1,050,000
J.L. Wareham.............     75    1/1/97-12/31/99  45,000   300,000   600,000
M.G. Essig(2)............     50    1/1/97-12/31/99    --       --       --
R.E. Newsted.............     50    1/1/97-12/31/99  23,625   157,500   315,000
J.G. Hritz...............     50    1/1/97-12/31/99  20,250   135,000   270,000

--------
(1) The number set forth in this column for a Named Executive is the target percentage specified by the Compensation Committee.
(2) Mr. Essig resigned voluntarily effective January 10, 1998. Accordingly, no payment under the plan will be made to him.
(3) For purposes of estimating a Named Executive's future payout, the applicable percentage has been multiplied against the Named Executive's annual base salary as of December 31, 1997. A Named Executive's ultimate payout will be determined by multiplying the applicable award percentage against his or her actual base salary at December 31, 1999, which may not be the same as that in effect at December 31, 1997.

AGREEMENTS WITH PRINCIPAL OFFICERS

  The Company's executive officers and certain other key managers are covered by agreements that provide for severance payments and certain other benefits in the event (a "Triggering Event") of a diminution of the covered employee's salary or responsibility or a termination of the employee's employment other than for cause (as defined in the agreements). The agreements generally provide that upon the occurrence of a Triggering Event, an elected officer (including each of the Named Executives) would be entitled to (i) a lump sum severance payment equal to the salary to which that officer would otherwise have been entitled for a period (the "severance payment period") of 36 months (if the Triggering Event occurs within 24 months following the occurrence of a Change in Control, as defined in the agreements) or 24 months (in the case of a Triggering Event occurring other than within 24 months after a Change in Control); (ii) a lump sum payment under the Company's Annual Management Incentive Plan of a sum equal to the aggregate annual bonuses to which the officer would have been entitled for the applicable severance payment period based upon the bonus actually received by the employee under that plan for the year preceding the Triggering Event; (iii) the immediate vesting and lapse of all restrictions on shares that were the subject of restricted stock awards to the employee under the Company's 1994 Stock Incentive Plan; (iv) the right, for a period of three years following the Triggering Event, to exercise any stock options that were outstanding at the date of the Triggering Event; and
(v) continuing coverage under the Company's benefit plans (including life, health and other insurance benefits) for the duration of the applicable severance payment period. For a limited number of executive officers and all key managers other than executive officers, the applicable severance period is 18 months, whether or not the Triggering Event is preceded by a Change in Control. The agreements with certain senior executive officers (including the Named Executives) also provide that, upon either (i) an involuntary termination of employment other than for cause (whether or not preceded by a Change in Control) or (ii) a voluntary termination of employment for good reason (as defined in the agreements) within 24 months following a Change in Control, the officer would be entitled to a further lump sum payment equal to (and in lieu of) all amounts to which that officer would otherwise have been entitled under the Company's supplemental retirement plan (described below under "Pension Plans"), such payment to be calculated as if he had become fully vested under the plan and had retired at age 60 (or his then actual age, if higher). If the Triggering Event is preceded by a Change in Control and any portion of the required payments to an elected officer becomes subject to the federal excise tax on so-called "parachute payments," the agreement with that officer provides for "gross-up" so that the net amount retained by the officer, after deduction of the excise tax and any applicable taxes on the "gross-up" payment, is not reduced as a consequence of such excise tax. In July 1997, the agreements with the Company's senior executive officers (including the Named Executives) were amended to accord to each such officer the right, exercisable only during a thirty-day period commencing (i) immediately after the occurrence of a Change in Control in the case of the Chief Executive Officer, and (ii) 180 days following the occurrence of a Change in Control in the case of all other senior executive officers, to voluntarily terminate his or her employment and obtain the same benefits as would be available following a Triggering Event.

PENSION PLANS

  The Company's executive officers are eligible for retirement benefits under several plans: (i) a qualified defined benefit plan (the "Defined Benefit Plan") that covers salaried employees whose employment by the Company began on or before December 31, 1991 and provides benefits based on the employee's final average earnings, (ii) a qualified cash balance plan (the "Cash Balance Plan") that covers salaried employees whose employment by the Company began on or after January 1, 1992 and accumulates credits based on the employee's length of service and compensation throughout the period of service, and (iii) a supplemental retirement plan (the "Supplemental Plan") that provides a "make up" of qualified plan benefits that may be denied to participants in the Defined Benefit Plan or the Cash Balance Plan because of limitations imposed by the Internal Revenue Code of 1986, as amended, as well as supplemental benefits for employees with a minimum of ten years of service, including at least five years of service as a member of key management, subject to a limit on the total benefits that may be paid to a covered participant equal to the lesser of (i) 75% of the participant's highest annual base salary during a defined period preceding retirement or
(ii) 45% of the participant's average "covered compensation" (consisting of base salary, bonuses under the Annual Management Incentive Plan and payouts under the Long-Term Performance Plan) during that period.

                       ESTIMATED ANNUAL PENSION BENEFITS

  Each of the Named Executives (other than Mr. Hritz) and all but three of the Company's other executive officers, commenced employment subsequent to January 1, 1992. Officers employed subsequent to that date are covered only under the Cash Balance Plan and the Supplemental Plan. The following table sets forth the estimated combined annual retirement benefits (calculated on a straight line annuity basis) that may become payable to a covered participant in the higher compensation classifications, including the Named Executives, under the Cash Balance Plan and the Supplemental Plan, assuming satisfaction of the requisite service requirements at the time of retirement:

           ESTIMATED MAXIMUM BENEFIT               ESTIMATED MAXIMUM BENEFIT
                    BASED ON                                BASED ON
              AVERAGE BASE SALARY                 AVERAGE COVERED COMPENSATION
           -----------------------------        ----------------------------------------
            AVERAGE                                 AVERAGE
              BASE           ESTIMATED              COVERED               ESTIMATED
           SALARY ($)       BENEFIT ($)         COMPENSATION ($)         BENEFIT ($)
           ----------       -----------         ----------------         -----------
             200,000          150,000                600,000               270,000
             300,000          225,000                800,000               360,000
             400,000          300,000              1,000,000               450,000
             500,000          375,000              1,200,000               540,000
             600,000          450,000              1,400,000               630,000
             700,000          525,000              1,600,000               720,000
             800,000          600,000              1,800,000               810,000
             900,000          675,000              2,000,000               900,000
           1,000,000          750,000              2,200,000               990,000

It is anticipated that, so long as annual bonuses under the Management Incentive Plan and payouts under the Long-Term Performance Plan continue to represent the principal contributants to the covered compensation of the Company's executive officers, benefits to those officers, including those of the Named Executives covered under the Cash Balance Plan, will be limited to 75% of his highest annual base salary during the period of his employment. The following table sets forth, as of December 31, 1997, the number of years of creditable service and the applicable covered compensation and base salary for pension benefit calculation purposes for each of the Named Executives covered under the Cash Balance Plan:

                                            YEARS OF     COVERED         BASE
     NAME                                   SERVICE  COMPENSATION ($) SALARY ($)
     ----                                   -------- ---------------- ----------
     R.M. Wardrop, Jr. ....................   5.5       1,881,971      700,000
     J.L. Wareham..........................   0.8         355,555      400,000
     M.G. Essig(1).........................   5.4         723,706      350,000
     R.E. Newsted..........................   3.3         685,730      315,000

    --------
    (1) Under the terms of the Cash Balance Plan, as a result of his voluntary resignation as an employee of the Company effective January 10, 1998, Mr. Essig will be entitled at age 65 to receive $18,986.24 plus accrued interest thereon from January 10, 1998.

  Four of the Company's executive officers (including Mr. Hritz) commenced employment with the Company prior to January 1, 1992. Those officers are covered under the Defined Benefit Plan and the Supplemental Plan. The following table sets forth, as of December 31, 1997, the estimated combined annual retirement benefits (calculated on a straight line annuity basis and before a required deduction of a portion of applicable Social Security benefits) that may become payable to a covered participant in the higher compensation classifications under the Defined Benefit Plan and the Supplemental Plan:

        AVERAGE                            YEARS OF SERVICE
        COVERED           ----------------------------------------------------------------------
      COMPENSATION           15                 20                 30                 40
      ------------        --------           --------           --------           --------
       $  400,000         $180,000           $180,000           $189,000           $252,000
       $  500,000         $225,000           $225,000           $236,250           $315,000
       $  600,000         $270,000           $270,000           $283,500           $378,000
       $  700,000         $315,000           $315,000           $330,750           $441,000
       $  800,000         $360,000           $360,000           $378,000           $504,000
       $  900,000         $405,000           $405,000           $425,250           $567,000
       $1,000,000         $450,000           $450,000           $472,500           $630,000
       $1,100,000         $495,000           $495,000           $519,750           $693,000
       $1,200,000         $540,000           $540,000           $567,000           $756,000

To the extent that a participant's covered compensation substantially exceeds his base salary, annual benefits will be limited to 75% of his highest annual base salary during the period of his employment and, therefore, will be less than the amounts shown in the foregoing table.

  Under the Defined Benefit Plan, a participant's average pensionable earnings are determined on the basis of the highest amounts paid to that participant in any 60 consecutive months of service during his or her last 120 consecutive months of service. Mr. Hritz has 8.3 years of credited service under the Defined Benefit Plan. If his employment were to continue until retirement at age 65 at his 1997 rate of remuneration, he would be entitled to receive an annual pension of $202,500.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 COMPENSATION POLICIES

  The functions of the Compensation Committee (the "Committee") are to review and recommend to the Board of Directors the compensation of the Company's executive officers, to review the duties and responsibilities of those officers, to review the Company's overall compensation and personnel policies, to administer the Company's 1994 Stock Incentive Plan, Long-Term Performance Plan and certain other employee benefit plans, and to review and make recommendations to the Board of Directors with respect to the Company's incentive compensation plans, pension and savings plans and employee retirement policies, benefits and plans. With respect to the Company's executive compensation arrangements, the Committee's goal is to establish a compensation program that strengthens the commonality of interest between management and the Company's stockholders, links compensation with Company performance and enables the Company to attract and retain executives of high caliber and ability.

 EXECUTIVE OFFICER COMPENSATION COMPONENTS

  The key elements of the Company's executive officer compensation program are base salary, bonus awards under the Annual Management Incentive Plan and long-term incentives consisting of awards under the Long- Term Performance Plan and awards of stock options and restricted stock under the 1994 Stock Incentive Plan. Each of these elements is addressed separately below.

 BASE SALARY

  Salary levels are assigned to positions within competitive standards based on job responsibilities and a review of the salary levels for comparable positions at other major corporations, as disclosed in compensation surveys conducted by independent consulting firms. Corporations for which compensation data are included in these surveys include the five largest publicly owned integrated steel companies in the United States, as well as other industrial companies with operations of comparable size and scope to those of the Company.

  Increases in base salary for an executive officer are based on individual performance, Company performance and market compensation trends. The Committee does not rely on any specific formula nor does it assign specific weights to the various factors used in determining base salaries. Strong individual performance and strong Company performance would generally result in above-average increases. Below-market increases or no increases would generally occur in years when individual performance and Company performance are below expectations.

  Each of the Named Executives (other than Mr. Wareham) received an increase in base salary during 1997 that was based upon competitive reviews made by an independent compensation consultant, individual contributions made by the Named Executives and the Company's continuing strong financial performance. Mr. Wareham's employment commenced on March 1, 1997, and, therefore, his base salary remained unchanged for the entire year.

 ANNUAL MANAGEMENT INCENTIVE PLAN

  The Company's Annual Management Incentive Plan is designed to motivate executive officers to focus on both financial and non-financial goals that directly impact shareholders. A bonus award under the plan is expressed as a percentage of total base compensation for the year. Depending upon the extent to which prescribed targets are achieved or exceeded, that percentage may vary from approximately 50% of an executive's base compensation at target levels to as much as 150% of base compensation for the Chairman and Chief Executive Officer and the President or as much as 100% of base compensation in the case of other executive officers. If the minimum specified target is not achieved, no bonus is payable.

  Because the Company's performance for 1997 exceeded each of the financial and non-financial targets, bonus awards for 1997 as a percentage of base compensation were 150% for each of Messrs. Wardrop and Wareham and 100% for each of the other Named Executives.

 LONG-TERM PERFORMANCE PLAN

  The Company's Long-Term Performance Plan, adopted in 1995 and amended in 1996, is designed to increase management's focus on the Company's performance relative to that of its principal competitors over a multi-year period and to further enhance the Company's ability to retain the services of its key executives.

  Because the Company's operating profit per ton substantially exceeded that of all other companies in the competitor group during 1995, 1996 and 1997, each of the participating executives (including each of the Named Executives, other than Mr. Essig (who resigned voluntarily effective January 10, 1998 and, therefore, was ineligible to receive a payout), received the maximum payout in respect of the performance period that ended December 31, 1997 (which ranged from 100% of base salary at December 31, 1997 in the case of Messrs. Newsted and Hritz to 150% of base salary at December 31, 1997 in the case of Messrs. Wardrop and Wareham).

 STOCK INCENTIVE PLAN

  Grants of stock options and restricted stock awards under the Company's Stock Incentive Plan are designed to link executive compensation to appreciation in the market price of the Company's Common Stock and to encourage executives to remain in the employ of the Company. Grants of options and restricted stock awards were made during 1997 to each of the executives named in the Summary Compensation Table based upon the recommendations of an independent compensation consultant. These grants are reflected in the Summary Compensation Table.

 COMPENSATION OF CHIEF EXECUTIVE OFFICER

  During 1997 Mr. Wardrop's annual base salary was increased from $575,000 to $700,000. He also received an annual bonus of $1,050,000 for 1997 pursuant to the Company's Annual Management Incentive Plan based solely upon corporate performance for the year. In addition, pursuant to the 1994 Stock Incentive Plan, during 1997 Mr. Wardrop was granted options with respect to 250,000 shares and restricted stock awards with respect to 60,000 shares. He also received an award under the Long-Term Performance Plan providing a target opportunity equal to 75% of his base salary as of the end of a three-year performance period ending December 31, 1997. Each of these compensation components was based upon the recommendation of an independent compensation consultant as well as the Committee's recognition of Mr. Wardrop's election as Chairman and individual contribution to the Company's exceptional performance during 1997.

 POLICY WITH RESPECT TO DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162(m) of the Internal Revenue Code (the "Code") generally limits to $1,000,000 per covered executive the deductibility for federal income tax purposes of the annual compensation paid to a company's chief executive officer and each of its other four most highly compensated executive officers. Under the provisions of Section 162(m), there may be excluded from the $1,000,000 limit compensation that is determined on the basis of certain performance goals under plans that meet certain specific criteria. Compensation attributable to the exercise of options granted under the Stock Incentive Plan is excluded from the $1,000,000 limit as a consequence of certain amendments to that plan that were approved by stockholders in 1996. Bonuses paid under the Annual Management Incentive Plan have been excluded from the $1,000,000 limit under applicable transition rules that cease to be available following the 1998 Annual Meeting of Stockholders. Payouts under the Long-Term Performance Plan are not currently eligible for exclusion from the $1,000,000 limit under the provisions of Section 162(m). However, as a result of compensation deferral agreements between the Company and its principal executive officers, a substantial portion of the payouts to those officers who are covered by the provisions of Section 162(m) has not been includible for federal income tax purposes in their compensation, or in the Company's compensation expense, in the year of payout. The Committee has determined that it is in the best interests of the Company and its stockholders to assure that bonuses under the Annual Management Incentive Plan and payouts under the Long-Term Performance Plan may be excluded from the $1,000,000 limit on deductibility pursuant to Section 162(m) and, accordingly, has recommended to the Board of Directors that the provisions of those plans be amended to meet the applicable requirements of Section 162(m) and submitted to stockholders for their approval at the 1998 Annual Meeting.

                                          The Compensation Committee
                                             Robert E. Northam, Chairman
                                             Allen Born
                                             Dr. Bonnie Guiton Hill
                                             Lawrence A. Leser

COMPENSATION COMMITTEE INTERLOCKS

  The members of the Compensation Committee are not employees of the Company and do not participate in any of the Company's management compensation programs. No member of the Committee is an executive officer of a company of which an executive officer of the Company serves as a director.

                         COMPARATIVE PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period from March 30, 1994 (the day on which the Company's shares were first publicly traded) through December 31, 1997 with the cumulative total return for the same period of (i) the Standard & Poor's 500 Stock Index and (ii) a peer group consisting of the five largest publicly owned integrated steel companies in the United States (Bethlehem Steel Corporation, Inland Steel Industries, Inc., LTV Corporation, National Steel Corporation and the U.S. Steel Group of USX Corporation). These comparisons assume an investment of $100 at the commencement of the period and reinvestment of dividends. With respect to companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group.

                           CUMULATIVE TOTAL RETURNS
                   MARCH 30, 1994 THROUGH DECEMBER 31, 1997
                  (VALUE OF $100 INVESTED ON MARCH 30, 1994)


                                    [GRAPH]

                                    LEGEND

                                                March 30,   December 31,   December 31,   December 31,   December 31,
Symbol          Description                      1994         1994            1995          1996           1997
------          -----------                     --------    -----------    -----------    -----------    ------------
                AK STEEL                        $100.00     $130.85        $146.43        $172.30        $157.09
                PEER GROUP                      $100.00     $100.88        $ 82.74        $ 71.35        $ 68.74
                S&P 500                         $100.00     $106.99        $143.99        $177.12        $232.06

                      INCREASE OF AUTHORIZED COMMON STOCK

  The Company's Certificate of Incorporation currently authorizes the issuance of up to 75,000,000 shares of Common Stock. The number of authorized shares was last fixed at the time of the Company's initial public offering in the Spring of 1994. After consummation of the offering, approximately 24,000,000 shares were outstanding, leaving a reserve of more than 50,000,000 shares available for future issuance. During the four years since that time, however, the Company has issued a substantial number of additional shares, including approximately 4,100,000 shares that were issued upon redemption of its previously outstanding 7% Convertible Preferred Stock in October 1997 and approximately 30,600,000 shares that were issued to implement a two-for-one split of its outstanding Common Stock in November 1997. As a result, at March 31, 1998, a total of 59,316,068 shares were outstanding and only 15,683,932 shares remained available for future issuance, of which approximately 2,106,654 shares were reserved for the exercise of outstanding stock options.

  The Board of Directors believes that the limited number of authorized shares presently available for future issuance unduly restricts its flexibility to respond to future growth in the Company's business and capital requirements and that it would be in the best interests of the Company and its shareholders to increase the amount of authorized Common Stock to 200,000,000 shares. The Board has no current plans, nor has management made any proposals or recommendations, for the issuance of a significant number of additional shares. However, the Board believes it is important to have available a substantial reserve of authorized but unissued shares for future issuance for various possible purposes, including acquisitions, the raising of additional equity capital, stock dividends and stock splits.

  Under the laws of Delaware (in which the Company is incorporated), an increase in the number of authorized shares of Common Stock requires amendment of the Company's Certificate of Incorporation. Such an amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at a duly convened meeting. Accordingly, the Board of Directors is seeking shareholder approval at the Annual Meeting of a proposed amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock to an aggregate of 200,000,000 shares. If the proposed amendment is approved, it will become effective upon the filing with the Secretary of State of Delaware, promptly following the Annual Meeting, of a certificate of amendment.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED INCREASE IN THE AUTHORIZED COMMON STOCK FROM 75,000,000 TO 200,000,000 SHARES.

                       AMENDMENT OF STOCK INCENTIVE PLAN

INTRODUCTION

  The Company's Stock Incentive Plan (the "Stock Plan"), as previously amended and approved by stockholders on May 15, 1996, currently permits the grant, from time to time until December 31, 2003, of nonqualified stock options and restricted stock awards to directors, executive officers and other key employees of the Company. Under the terms of the Stock Plan, options and restricted stock awards may be granted with respect to an aggregate maximum of 7,800,000 shares (as adjusted for the two-for-one stock split in November
1997). As of March 13, 1998, options were outstanding with respect to 2,150,320 shares, options with respect to 2,569,014 shares had previously been exercised and there were outstanding 1,065,817 shares that were the subject of restricted stock awards. Accordingly, at that date there remained available for future grants a total of 2,014,849 shares.

  On March 19, 1998, the Company's Board of Directors, subject to and effective upon receipt of stockholder approval at the 1998 Annual Meeting, adopted amendments to the Stock Plan to increase the maximum number of shares reserved for issuance under the Stock Plan to 11,000,000 shares and to extend the expiration of the period during which options and restricted stock awards may be granted under the Stock Plan from December 31, 2003 to December 31, 2007. In addition, the Board authorized the inclusion in the Stock Plan of provisions that would permit the Compensation Committee to establish rules and procedures permitting persons eligible to receive options and restricted stock awards to defer recognition for federal income tax purposes of gains realized upon the exercise of such options or the lapse of restrictions with respect to such restricted stock awards.

  The Board of Directors believes that stock options and restricted stock awards have been, and will continue to be, an important element in the Company's management compensation program. In addition to assisting the Company in its efforts to attract and retain the services of key management personnel, grants of options and restricted stock awards serve to more effectively link executive compensation to stockholder returns through stock price performance and provide recipients with an additional incentive for outstanding performance. The Board of Directors believes that the increase in the total number of shares available for option grants and restricted stock awards and the extension for a further four years of the period during which options and restricted stock awards may be granted under the Stock Plan, as well as the authorization of procedures to permit deferral elections, are appropriate and will enable the Company to continue to avail itself of the benefits of the Stock Plan.

SUMMARY OF THE STOCK PLAN

  The following is a summary of the material features of the Stock Plan, as restated to reflect the foregoing amendments. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated Stock Plan, a copy of which is appended to this Proxy Statement as Annex A.

  ADMINISTRATION. The Stock Plan will continue to be administered by the Compensation Committee of the Board of Directors the members of which must be
(i) "non-employee directors" within the meaning of and to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Section 162(m) of the Code. Among other functions, the Compensation Committee has authority to determine the allocation of the shares subject to the Stock Plan between options and restricted stock awards, the type of awards (options and/or restricted stock awards), the number of shares subject to an award (except for awards to directors, the size and type of which are specified in the Stock Plan itself and are subject to certain conditions) and to determine the terms and conditions of awards. The Compensation Committee also has the authority to construe and interpret the Stock Plan, establish, amend or waive rules and regulations for its administration, and amend the terms and conditions of any outstanding award (subject to the conditions provided in the Stock Plan).

  ELIGIBILITY. Non-employee directors, officers, and employees (other than officers) who have been recommended by the Chairman of the Board are eligible to participate in the Stock Plan.

  NUMBER OF SHARES. Awards under the Stock Plan may be made with respect to an aggregate of 11,000,000 shares. No person may be granted awards under the Stock Plan with respect to more than 600,000 shares in any calendar year. The number of shares covered by the Stock Plan, including shares subject to outstanding options under the Stock Plan, will adjust automatically for any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

 DESCRIPTION OF AWARDS

  Options. Options granted under the Stock Plan are "Nonqualified Options," i.e., options that do not qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Each option grant must be evidenced by a written agreement specifying the terms of such grant, including the number of shares covered, the exercise price, the first date the option may be exercised, any restriction on the transferability of shares obtained upon exercise of the option and the duration of the option. However, no option may be exercisable later than the tenth anniversary of the date of its grant. The purchase price for each share covered by an option is determined by the Compensation Committee at the date of grant but may not be less than 100% of the fair market value of the shares on the date of grant. Payment of the exercise price may be made with cash, with previously owned shares or by a combination of these methods. The Compensation Committee also may allow the cashless exercise of an option, or other means of exercise that the Compensation Committee determines to be consistent with the Stock Plan's purpose and applicable law.

  Restricted Stock. The Stock Plan authorizes the Compensation Committee to grant awards of restricted stock to individuals eligible to participate in the Stock Plan. Each award of restricted stock must be evidenced by a written agreement that specifies the period of restriction, the number of shares subject to the award and such other provisions as may be determined by the Compensation Committee. The restrictions with respect to shares of restricted stock will lapse under the schedules set forth in the Stock Plan and as summarized below.

 LIMITS ON TRANSFERABILITY AND TERMINATION OF EMPLOYMENT

  Options. Except as provided in the Stock Plan, no option granted under the Stock Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Subject to the terms of the Stock Plan and the discretion of the Compensation Committee, an option may be exercised only while the holder is employed by the Company. However, upon a holder's death, disability, retirement or involuntary termination for reasons other than cause, his or her outstanding options will be immediately exercisable and will remain exercisable for the periods set forth in the Stock Plan. Upon voluntary termination or involuntary termination for cause, an option holder may exercise options on or before his or her last day worked.

  Restricted Stock. Shares underlying a restricted stock award may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated until the period of restriction has lapsed. Restrictions shall lapse, with respect to shares underlying a restricted stock award to an employee, with respect to 25% of such shares on each of the second through fifth anniversaries of the award, and with respect to shares underlying a restricted Stock award to a director, upon completion of his or her full tenure on the Board of Directors or upon the date of his or her mandatory retirement from the Board by reason of age. In the case of retirement by all other holders of restricted stock, the Compensation Committee may in its sole discretion elect to waive all or any portion of the restrictions then remaining. All outstanding restrictions on shares lapse in the case of death or disability of the holder. During the period of restriction, a holder of restricted stock may exercise full voting rights with respect to the underlying shares and is entitled to all dividends and other distributions paid on those shares. Upon the lapse of the applicable period of restriction, the shares vest in the holder.

  CHANGE IN CONTROL. Upon a Change in Control (as defined in the Stock Plan) of the Company, all options, if not then exercisable, become immediately exercisable and any restrictions on the transfer of shares of restricted stock immediately lapse. However, if the Company's Common Stock is no longer traded on a national securities exchange at the date of the Change in Control, a holder of options and/or shares of restricted stock has the right to require the Company to make a cash payment to such holder in exchange for the surrender of such options and/or restricted stock.

  AMENDMENT AND DISCONTINUANCE. The Stock Plan may be amended, altered or discontinued by the Board of Directors, but, except as specifically provided in the Stock Plan, no amendment, alteration or discontinuance may be made that would in any manner adversely affect any outstanding option or restricted stock award under the Stock Plan without the written consent of the holder. Except as expressly provided in the Stock Plan, the Stock Plan may not be amended without stockholder approval to the extent such approval is required by law or the rules of any securities exchange on which the Company's Common Stock is then listed.

FEDERAL INCOME TAX CONSEQUENCES.

  The following discussion is intended only as a brief discussion of the federal income tax rules relevant to options and restricted stock awards.

  Nonqualified Stock Options. Upon the grant of an option, the recipient will not recognize any taxable income and the Company will not be required to record any compensation expense. Upon the exercise of such an option, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the "spread") will constitute compensation taxable to the holder as ordinary income. In determining the amount of the spread, the fair market value of the stock on the date of exercise is used, except that in the case of a holder subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers), the fair market value will generally be determined at the expiration of the six-month period, unless the holder elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under
Section 83(b) of the Code. The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the compensation taxable to the holder as a result of exercise of the option in the Company's taxable year in which the amount is included as income to the holder.

  Restricted Stock. A person who is granted a restricted stock award may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares will be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the recipient does not make a Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value of the shares on the date that the restrictions imposed on the shares lapse. Unless a holder makes a Section 83(b) election, any dividends paid on shares subject to restrictions are ordinary income to the holder and compensation expense to the Company. The Company is generally entitled to a tax deduction for any compensation income taxed to the holder, subject to the provisions of Section 162(m) of the Code.

  Deferral Provisions. The Stock Plan contains provisions that would allow the Compensation Committee to establish rules and procedures permitting Participants to elect to defer gains realized upon the exercise of Options or upon the lapse of restrictions with respect to Restricted Stock. Any such deferral elections will be in compliance with applicable tax law.

PLAN BENEFITS

  It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Stock Plan in future years. Such determinations are subject to the discretion of the Compensation Committee. However, grants of options and restricted stock awards to the Named Executives for each of the past three years are set forth in tables under "Executive Compensation" beginning on page 7 of this Proxy Statement.

SHAREHOLDER VOTE REQUIRED; BOARD RECOMMENDATION

  The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the amendment of the Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.

                 APPROVAL OF ANNUAL MANAGEMENT INCENTIVE PLAN

INTRODUCTION

  The Company's Annual Management Incentive Plan (the "Incentive Plan") was originally adopted in January 1993. As noted in the Compensation Committee's Report on Executive Compensation beginning on page 13 of this Proxy Statement,
Section 162(m) of the Code generally limits to $1,000,000 per covered executive the deductibility for federal income tax purposes of the annual compensation paid to a company's chief executive officer and each of its other four most highly compensated executive officers ("Covered Executives"). Under applicable transition rules, because the Incentive Plan was adopted prior to the initial public offering of the Company's Common Stock in March 1994, bonuses paid to date under the Incentive Plan have not been subject to the limitations on deductibility imposed by Section 162(m). However, those transition rules will cease to be applicable to the Incentive Plan following the 1998 Annual Meeting.

  To assure that bonus payments under the Incentive Plan will qualify as "performance-based compensation" under Section 162(m) and, to the extent paid to Covered Executives, may be excluded from the $1,000,000 limit on deductibility imposed by Section 162(m), the Board of Directors on March 19, 1998 adopted certain amendments to the Incentive Plan and directed that the Incentive Plan, as restated to reflect those amendments, be submitted to stockholders for approval at the 1998 Annual Meeting.

SUMMARY OF THE INCENTIVE PLAN

  Set forth below is a summary of certain important features of the Incentive Plan, as so amended and restated, including, among other things, the performance measures, eligibility requirements and limitations on bonus awards contained therein. The summary is qualified in its entirety by reference to the full text of the amended and restated Incentive Plan, a copy of which is appended to this Proxy Statement as Annex B. All capitalized terms not defined in the summary are defined in the text of the Incentive Plan.

  PURPOSE. The purpose of the Incentive Plan is to increase management's focus on specific performance goals for the Company with respect to safety, quality and net income. Each calendar year is a Performance Period under the Incentive Plan.

  ADMINISTRATION. The Incentive Plan will continue to be administered by the Compensation Committee of the Board of Directors, all of the members of which must be "outside directors" within the meaning of Section 162(m). The Chairman of the Board or the Company's Executive Management Committee designates who will participate in the Incentive Plan for each Performance Period, subject to approval of the Compensation Committee. The Compensation Committee also establishes and administers the performance goals which must be achieved for a Plan Member to receive a Performance Award, and certifies in writing that the criteria to receive a Performance Award have been satisfied. The Compensation Committee or the Executive Management Committee may remove any Plan Member from further participation in the Incentive Plan. The Compensation Committee and the Board of Directors have the authority to amend or terminate the Incentive Plan at any time.

  ELIGIBILITY. All elected officers and certain other management employees of the Company are eligible to be selected for participation in the Incentive Plan.

  PERFORMANCE AWARDS. The Compensation Committee assigns each Plan Member who is a Covered Executive a Target Percentage and a Maximum Percentage. The Executive Management Committee assigns each other Plan Member a Target Percentage and a Maximum Percentage. A Plan Member's Target Percentage is multiplied by the Plan Member's annual base compensation for the Performance Period to arrive at the Plan Member's target award if the Company achieves certain goals with respect to safety, quality and net income that are established by the Compensation Committee and approved by the Board of Directors. A Plan Member's Maximum Percentage, which is two times his or her Target Percentage, is multiplied by his or her annual base compensation to determine his or her maximum award if the Company, in addition to meeting the goals for safety and quality, exceeds the established net income goal by a certain level as determined by the Compensation

Committee. If only the goal for safety is attained for a Performance Period, the Compensation Committee nevertheless would grant a Performance Award for safety only. The Compensation Committee may also identify one or more Covered Executives to participate in a Special Award. If an individual is selected to participate in the Special Award grant, the Compensation Committee establishes an objective formula based on net income that, if attained, would entitle such individual to a Special Award. At the conclusion of each Performance Period, the Compensation Committee, with respect to Covered Executives, and the Executive Management Committee, with respect to other Plan Members, determines the extent to which the performance goals have been met. The Compensation Committee and the Executive Management Committee, respectively, will then determine the target award or maximum award, and any Special Award, earned by each Plan Member. A Plan Member's Performance Award for a Performance Period consists of the target award or maximum award, as the case may be, plus any Special Award, to which he or she may be entitled in respect of that Performance Period. No Performance Award may be paid to a Covered Executive except upon written certification by the Compensation Committee that the applicable performance goals have been satisfied. No Covered Executive may receive a Performance Award in excess of $3,000,000. Each Performance Award is paid in cash in a single lump-sum.

  DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION. If during a calendar year a Plan Member dies, becomes disabled, retires, or is involuntarily terminated for reasons other than cause, the Plan Member (or the estate of such Plan Member in the case of death) is entitled under the Incentive Plan to the prorated amount of his or her Performance Award based on his or her period of participation during the year.

  LEAVE OF ABSENCE. If during a calendar year a Plan Member is absent from employment with the Company for a period of more than ninety (90) consecutive calendar days for any reason, the Plan Member's participation in the Incentive Plan is suspended for the period exceeding ninety (90) days, and the Plan Member is entitled under the Incentive Plan to the prorated amount of his or her Performance Award based on his or her period of participation during the year.

  EVENTS OF FORFEITURE. If the Company has no net income for book purposes for any Performance Period, no Performance Award will be paid with respect to the Performance Period. If a Plan Member is terminated for cause, no Performance Award to that Plan Member shall be paid under the Incentive Plan. A Plan Member who voluntarily terminates his or her employment with the Company prior to any Performance Award Payment Date shall forfeit all rights to any payment that is or may be due under the Incentive Plan. If the Incentive Plan is terminated, no Performance Awards shall be paid to any Plan Member on or after the date of such action, unless the Compensation Committee expressly provides otherwise.

FEDERAL INCOME TAX CONSEQUENCES

  A Plan Member who receives a Performance Award must include the amount of the Performance Award in his or her gross income in the year of receipt. The Company will withhold appropriate payroll or other taxes from a Performance Award.

PLAN BENEFITS

  It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Incentive Plan in future years. Such determinations are subject to future performance of the Company. However, the amounts previously paid under the Incentive Plan to those officers who were deemed Covered Executives as of December 31, 1997 are set forth in the bonus column of the Summary Compensation Table on page 7 of this Proxy Statement.

STOCKHOLDER VOTE REQUIRED; BOARD RECOMMENDATION

  The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the Incentive Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED ANNUAL MANAGEMENT INCENTIVE PLAN.

                    APPROVAL OF LONG-TERM PERFORMANCE PLAN

INTRODUCTION

  The Company's Long-Term Performance Plan (the "Long-Term Plan") was originally adopted by the Board of Directors in 1995 but has not previously been submitted to stockholders for approval. Accordingly, payouts under the Long-Term Plan are not currently eligible for exclusion from the $1,000,000 limitation on deductibility imposed by Section 162(m) of the Code with respect to Covered Executives. However, as a result of compensation deferral agreements between the Company and its principal executive officers, a substantial portion of the payouts to those officers who are Covered Executives has not been includible for federal income tax purposes in their compensation, or in the Company's compensation expense, in the year of payout.

  The Board of Directors, upon the recommendation of the Compensation Committee, has determined that, notwithstanding the existence of such compensation deferral agreements, it is appropriate and in the best interests of the Company and its stockholders that payouts under the Long-Term Plan qualify as "performance-based compensation" under Section 162(m) and that the Long-Term Plan be submitted to stockholders for approval to assure that such payouts may be excluded from the $1,000,000 limitation on deductibility imposed by Section 162(m). Accordingly, on March 19, 1998 the Board of Directors adopted certain amendments to the Long-Term Plan to assure its conformity to the requirements of Section 162(m) and directed that the Long-Term Plan, as restated to reflect those amendments, be submitted to stockholders for approval at the 1998 Annual Meeting.

SUMMARY OF THE LONG-TERM PLAN

  Set forth below is a summary of certain important features of the Long-Term Plan, as so amended and restated, including, among other things, the performance measures, eligibility requirements and limitations on awards contained therein. The summary is qualified in its entirety by reference to the full text of the Long-Term Plan, a copy of which is appended to this Proxy Statement as Annex C. All capitalized terms not defined in the summary are defined in the text of the Long-Term Plan.

  PURPOSE. The purpose of the Long-Term Plan is to increase management's focus on the Company's long-term performance relative to that of its principal competitors in the carbon flat rolled steel industry, to reward certain employees for enhancing the profitability of the Company over extended periods of time, and to further enhance the Company's ability to retain the services of key executives. Each Performance Period under the Long-Term Plan consists of three consecutive calendar years.

  ADMINISTRATION. The Long-Term Plan is administered by the Compensation Committee of the Board of Directors, all of the members of which are "outside directors" within the meaning of Section 162(m). The Chairman of the Board, subject to the approval of the Compensation Committee, designates the Covered Employees who will participate in the Long-Term Plan in each Performance Period. The Compensation Committee also approves other Plan Members who are selected by the Company's Executive Management Committee, establishes and administers the performance goals that must be achieved for Plan Members to receive Performance Awards, certifies in writing that the criteria to receive a Performance Award have been satisfied, determines the terms of the Performance Awards and may remove any Plan Member from further participation in the Long-Term Plan. The Compensation Committee and the Board of Directors have the authority to amend or terminate the Long-Term Plan at any time.

  ELIGIBILITY. All elected officers and certain other management employees of the Company are eligible to be selected for participation in the Long-Term Plan.

  PERFORMANCE AWARDS. The Compensation Committee assigns each Plan Member who is a Covered Employee a Target Percentage. The Executive Management Committee assigns each other Plan Member a Target Percentage. A Plan Member's Target Percentage is multiplied by his or her annual base salary for the final year of the Performance Period to arrive at the Plan Member's Target Amount. The Plan Member will be entitled to a certain percentage of his Target Amount (which may exceed 100%) if certain performance goals are attained by the Company. The performance goals are objective and based on a comparison of the Company's operating profit per ton of flat rolled carbon steel shipped (excluding special and unusual items) as compared to the operating profit per ton shipped (excluding special and unusual items) of the Company's principal competitors. At the conclusion of a particular Performance Period, the Compensation Committee, with respect to Covered Employees, and the Executive Management Committee, with respect to other Plan Members, determines the extent to which the performance goals have been met. The Compensation Committee and the Executive Management Committee, respectively, then determine the applicable percentage to be applied, and applies such percentage, to the Target Amount to determine the Performance Award to be received by the Plan Member. However, no payout may be made under the Long-Term Plan to a Covered Employee except upon written certification by the Compensation Committee that the applicable performance goals have been satisfied. No Covered Employee may receive a Performance Award under the Long-Term Plan in excess of $3,000,000.

  Performance Awards may be paid in cash or in a combination of cash and shares of restricted stock, as determined by the Compensation Committee; provided, however, that no more than 50% of a Performance Award may be paid in the form of shares of restricted stock, which are valued for such purposes at their fair market value on the date the Compensation Committee approves the issuance of such shares. Shares of restricted stock issued as partial payment of Performance Awards under the Long-Term Plan are subject to the restrictions imposed by the Company's Stock Incentive Plan on restricted stock awards under that plan. Those restrictions are summarized in the description of the Stock Incentive Plan set forth in this Proxy Statement beginning on page 17.

  DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION. If during a calendar year a Plan Member dies, becomes disabled, retires, or is involuntarily terminated for reasons other than cause, the Plan Member (or his or her estate in the case of death) is entitled under the Long-Term Plan to an amount equal to twice the amount paid or to be paid to the Plan Member on the Performance Award Payment Date occurring within that calendar year, less any amount actually paid to the Plan Member on such Performance Award Payment Date.

  EVENTS OF FORFEITURE. If the Company has no net income for book purposes for the last calendar year of any Performance Period, no Performance Award may be paid with respect to the Performance Period ending in that calendar year. If a Plan Member is terminated for cause, no Performance Award may be paid under the Long-Term Plan. A Plan Member who voluntarily terminates his or her employment with the Company prior to any Performance Award Payment Date shall forfeit all rights to any payment that is or may be due under the Long-Term Plan. If the Long-Term Plan is terminated, no Performance Awards may be paid to any Plan Member on or after the date of such action, unless the Compensation Committee expressly provides otherwise.

FEDERAL INCOME TAX CONSEQUENCES

  Cash payouts under the Long-Term Plan are includible in a Plan Member's gross income in the year of receipt. The Company will withhold appropriate payroll or other taxes from such cash payout. The federal income tax consequences of a restricted stock award are summarized in the description of the Stock Incentive Plan set forth in this Proxy Statement beginning on page 17.

PLAN BENEFITS

  It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Long-Term Plan in future years. Such determinations are subject to future performance of the Company. However, the amounts paid under the Long-Term Plan to Named Executives for 1997 and 1996 are set forth in the LTIP payouts column of the Summary Compensation Table on page 7 of this Proxy Statement.

STOCKHOLDER VOTE REQUIRED; BOARD RECOMMENDATION

  The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the Long-Term Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED LONG-TERM PERFORMANCE PLAN.

                                 OTHER MATTERS

  Any proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be submitted in writing, addressed to the Secretary of the Company at its principal executive offices, and received by the Company by January 20, 1999, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting.

  The Company's audited financial statements as of and for the year ended December 31, 1997, together with the report thereon of Deloitte & Touche LLP, independent public accountants, are included in the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934. A copy of the 1997 Annual Report on Form 10-K, together with the Company's 1997 Summary Annual Report to Stockholders, is being furnished to stockholders together with this Proxy Statement.

  The Board of Directors has selected Deloitte & Touche LLP as the Company's independent accountants for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will respond to appropriate questions.

  This Proxy Statement and the accompanying form of proxy will initially be mailed to stockholders on or about April [ ], 1998 together with copies of the 1997 Annual Report on Form 10-K and 1997 Summary Annual Report to Stockholders. In addition, the Company is requesting banks, brokers and other custodians, nominees and fiduciaries to forward these proxy materials and the accompanying reports to the beneficial owners of shares of the Company's Common Stock held by them of record and will reimburse them for their reasonable out-of-pocket expenses for doing so. The Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies for a fee estimated to be $8,500 plus out-of-pocket expenses. Solicitation of proxies also may be made by officers and employees of the Company. The cost of soliciting proxies will be borne by the Company.

  The Board of Directors does not know of any matters to be presented at the meeting other than those set forth in the accompanying Notice of Meeting. However, if any other matters properly come before the meeting, it is intended that the holders of proxies will vote thereon in their discretion.

                                          By order of the Board of Directors,
                                             John G. Hritz
                                              Secretary

Middletown, Ohio
April 9, 1998

                                                                        ANNEX A

                         AK STEEL HOLDING CORPORATION

                             STOCK INCENTIVE PLAN
                (AS AMENDED AND RESTATED AS OF MARCH 19, 1998)

ARTICLE 1. AMENDMENT AND RESTATEMENT, PURPOSE, AND DURATION

  1.1 AMENDMENT AND RESTATEMENT OF THE PLAN. AK Steel Holding Corporation, a Delaware corporation (the "Company"), previously established an incentive compensation plan known as the "AK Steel Holding Corporation 1994 Stock Incentive Plan" (the "Plan"). The Plan is hereby amended and restated as set forth in this document effective as of March 19, 1998. The Plan permits the grant of Nonqualified Stock Options and awards of Restricted Stock to directors, executive officers and key employees of the Company.

  1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to enhance the Company's ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

  1.3 DURATION OF THE PLAN. The Plan shall remain in effect until all Shares subject to it shall have been purchased or acquired or are no longer available for Awards according to the Plan's provisions, subject to the right of the Board to terminate the Plan at any time pursuant to Article 10 herein. In no event may an Award be granted under the Plan on or after December 31, 2007. Termination of the Plan shall not affect the rights of any person under an outstanding Award Agreement unless otherwise specifically provided in such Award Agreement.

ARTICLE 2. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    (a) "Award" means either or both of an Option Award or a Restricted Stock Award.

    (b) "Award Agreement" means either or both of an Option Award Agreement or a Restricted Stock Award Agreement. A Participant is bound by the terms of an Award Agreement and this Plan by reason of accepting the benefits of the Award.

    (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule l3d-3 of the General Rules and Regulations under the Exchange Act.

    (d) "Beneficiary" means the person or persons named by a Participant to succeed to the Participant's rights under any then unexpired Award Agreements. Each such designation shall: (i) revoke all prior designations by the same Participant; (ii) be in a form acceptable to the Committee; and
  (iii) be effective only when delivered to the Committee by the Participant in writing and during the Participant's lifetime. No beneficiary shall be entitled to any notice of any change in a designation of beneficiary. In the absence of any such designation, the Participant's estate shall be the beneficiary.

    (e) "Board" means the Board of Directors of the Company.

    (f) "Cause" means a willful engaging in gross misconduct materially and demonstrably injurious to the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. "Willful" means an act or omission in bad faith and without reasonable belief that such act or omission was in or not opposed to the best interests of the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. "Cause" shall be determined in good faith by the Committee.

    (g) "Change in Control" shall be deemed to have occurred if:

      (i) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan in which employees of the Company participate) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding voting securities; or

      (ii) during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board, including for this purpose any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i) or (iii) of this Subsection (g)) whose election by the Board or nomination for election by the shareholders of the Company was approved by a vote of a least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

      (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation) or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (i) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan.

    (j) "Company" means AK Steel Holding Corporation, a Delaware corporation, or any successor thereto, as provided in Article 13 herein.

    (k) "Director" means any individual who is a member of the Board and who is not an Employee.

    (l) "Disability" means a physical or mental condition which, in the judgment of the Committee, renders a Director unable to serve or an Employee unable to perform the duties of his position with the Company or, in the case of an Employee, the duties of another available position with the Company for which the Employee is suited by education, background and training. Any Employee found to be qualified for disability benefits under AK Steel Holding Corporation's long term disability plan or by the Federal Social Security Administration will be considered to be disabled under this Plan, but qualification for such benefits shall not be required as evidence of disability hereunder.

    (m) "Employee" means any common law employee of the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. A Director is not an Employee solely by reason of his position as a Director and, unless otherwise employed by the Company, shall not be considered to be an Employee under this Plan.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    (o) "Fair Market Value" shall mean:

      (i) if the Shares are traded on an established United States national stock exchange or in the United States over-the-counter market with prices reported on the NASDAQ, the average of the highest and lowest sales prices for Shares on the relevant date (or, if there were no sales of Shares on such date, the weighted average of the mean between the highest and lowest sale prices for Shares on the nearest preceding trading day on which there were sales of Shares); and

      (ii) if the Shares are not traded as described in clause (i), the fair market value of such Shares on the relevant date, as determined in good faith by the Board.

    (p) "Insider" shall mean an Employee who is, on the relevant date, an executive officer or ten percent (10%) Beneficial Owner of the Company, as defined under Section 16 of the Exchange Act, or a Director.

    (q) "Nonqualified Stock Option" or "Option" means an option to purchase Shares from the Company at a price established in an Option Award Agreement. No incentive stock option within the meaning of Code Section 422 may be granted under this Plan.

    (r) "Option Award" means, individually or collectively, a grant under this Plan of a Nonqualified Stock Option.

    (s) "Option Award Agreement" means an agreement setting forth the terms and provisions applicable to an Option Award granted to a Participant under this Plan.

    (t) "Option Price" means the price at which a Share may be purchased by a Participant under the terms of an Option Award Agreement.

    (u) "Par Value" shall mean the designated par value of one Share.

    (v) "Participant" means any Director or Employee who possesses an unexpired Award granted under the Plan.

    (w) "Restricted Stock" means Shares granted to a Participant subject to certain restrictions on the Participant's right to sell, transfer, assign, pledge, encumber or otherwise alienate or hypothecate the Shares except in accordance with the terms of this Plan.

    (x) "Restricted Stock Award" means, individually or collectively, a grant under this Plan of Shares of Restricted Stock.

    (y) "Restricted Stock Award Agreement" means an agreement setting forth the terms and provisions applicable to a Restricted Stock Award of Shares under this Plan.

    (z) "Retirement" shall mean termination of employment with the Company and any affiliate of the Company with eligibility to immediately commence to receive a pension under the Company's noncontributory defined benefit pension plan as in effect on the Employee's termination date. For a Participant who is not participating in such plan, Retirement shall mean any termination of employment with the Company which would have entitled such Participant to be eligible to immediately commence to receive a pension under the Company's non-contributory defined benefit pension plan had the Participant been a participant.

    (aa) "Shares" means the shares of voting common stock of the Company.

    (bb) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

ARTICLE 3. ADMINISTRATION

  3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall be appointed from time-to-time by, and shall serve at the sole discretion of, the Board. The Committee shall be comprised solely of Directors who (a) are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act and, (b) are "outside directors" within the meaning of
Section 162(m) of the Code and related regulations.

  The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option Award or Restricted Stock Award granted hereunder.

  3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power, subject to the provisions of this Plan, except as limited by law or by the Articles of Incorporation or Bylaws of the Company: (i) to determine the size and types of Awards (except as to Awards to Directors which shall be limited to the size and shall be subject to the conditions expressly permitted by this Plan); (ii) to determine the terms and conditions of each Award Agreement in a manner consistent with the Plan; (iii) to construe and interpret the Plan and any agreement or instrument entered into under the Plan; (iv) to establish, amend, or waive rules and regulations for the Plan's administration; and, (v) subject to the provisions of Article 10 herein, to amend the terms and conditions of any outstanding Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority hereunder to the extent permitted by law. In no event shall a Director who is a Participant vote in any matter related solely to such Director's Award under this Plan.

  3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, Employees, Participants, and their estates, beneficiaries or assignees. In all cases, Awards to Directors shall be subject to the same terms, conditions and interpretations applicable generally to Awards to non-Director Participants.

  3.4 ARBITRATION. Each Participant who is granted an Award hereunder agrees as a condition of the Award to submit to binding arbitration any dispute regarding the Plan or any Award made under the Plan, including by way of illustration and not limitation, any decision of the Committee or any action of the Company respecting the Plan. Such arbitration shall be held in accordance with the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Participant. If the Participant objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Participant, then the Company and the Participant shall each select an arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Participant shall share equally the cost of arbitration. No Company agreement of indemnity, whether under the Articles of Incorporation, the bylaws or otherwise, and no insurance purchased by the Company shall apply to pay or reimburse any Participant's costs of arbitration.

ARTICLE 4. SHARES SUBJECT TO GRANT UNDER THE PLAN

  4.1 NUMBER OF SHARES. Subject to adjustment as provided in this Section and in Section 4.3, an aggregate of 11,000,000 Shares shall be available for the grant of Option Awards and Restricted Stock Awards under the Plan (hereinafter called the "Share Pool"); provided, however, that no person may be granted Awards under the Plan in any calendar year with respect to more than 600,000 Shares. The Committee, in its sole discretion, shall determine the appropriate division of the Share Pool as between Option Awards and Restricted Stock Awards. Shares issued upon exercise of any Award may be either authorized and previously unissued Shares or reacquired Shares.

  The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

    (a) the grant of an Award to a Participant shall reduce the Shares available in the Share Pool for grant under the Plan by the number of Shares subject to the Award; and

    (b) to the extent that an Option is settled in cash rather than by the delivery of Shares, the Share Pool shall be reduced by the number of Shares represented by the cash settlement of the Option (subject to the limitation set forth in Section 4.2 herein).

  4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares then subject to such Award again shall be available for grant under the Plan and shall return to the Share Pool.

  4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, an appropriate adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to any then unexercised and outstanding Awards, as determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be a whole number.

  4.4 RIGHTS AS A SHAREHOLDER. No person shall have any rights as a shareholder with respect to Shares subject to an Option Award until the date the Company receives full payment of the Option price, including any sum due for withholding pursuant to Section 6.6. A person who has Restricted Shares shall have the rights of an owner of Shares, except to the extent those rights are expressly limited by then applicable restrictions on transfer contained in this Plan and the Restricted Stock Award Agreement.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  5.1 ELIGIBILITY. Directors who are not Employees, officers who are Employees, and Employees who are not officers but who are recommended by the Chairman of the Board shall be eligible to be Participants in this Plan.

  5.2 PARTICIPATION. A person who is eligible to be a Participant shall become a Participant upon receipt of an Award in accordance with the terms of this Plan.

ARTICLE 6. STOCK OPTIONS

  6.1 GRANT OF OPTIONS.

    (a) Options may be granted to an eligible Employee at any time and from time to time as shall be determined by and in the sole discretion of the Committee, subject to the provisions of Section 4.1.

    (b) Options with respect to ten thousand (10,000) Shares shall be granted to each Director who is not employed by the Company on the date of his or her election to the Board, subject to the following terms and conditions:

    (i) the option price described in Section 6.3 shall be the Fair Market Value of the Shares on the date of grant;

    (ii) the Options shall be exercisable in accordance with Section 6.4 until the tenth (10th) anniversary of the date of grant;

    (iii) the restriction on the right to exercise the Options in accordance with Section 6.5(a) shall lapse on the first anniversary of the date of the Option Award;

    (iv) for the purposes of this Plan, death shall be treated as death while employed under Section 6.8(a)(i); Disability or Retirement from the Board shall be subject to the provisions of Sections 6.8(b) and (c); failure to be reelected shall be an involuntary termination subject to the terms of
  Section 6.8(d)(i); and resignation or failure to stand for reelection shall be deemed to be a voluntary termination subject to the terms of Section 6.8(e); and

    (v) the limited right of transferability shall be granted in accordance with Section 6.7.

  Except as above modified or interpreted, the provisions of this Section 6 shall apply to Directors in the same manner it applies to others.

  6.2 OPTION AWARD AGREEMENT. Each Option shall be granted pursuant to a written Option Award Agreement, signed by the appropriate member of the Committee or its designee, and specifying the terms and conditions applicable to the Options granted including: the Option Price; the period during which the Option may be exercised; the number of Shares to which the Option pertains; the conditions under which the Option is exercisable; and such other provisions as the Committee may from time to time determine. The Option Agreement also shall specify that the Option is intended to be a Nonqualified Stock Option whose grant is intended not to fall under the provisions of Code
Section 422.

  6.3 OPTION PRICE. The Option Price for each Share subject to purchase shall be determined by the Committee and stated in the Option Award Agreement but in no event shall be less than the Fair Market Value of the Shares on the date of grant of the Award.

  6.4 DURATION OF OPTIONS. Each Option shall be exercisable for such period as the Committee shall determine at the time of grant. No Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

  6.5 EXERCISE OF OPTIONS.

    (a) Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. No Option shall be exercisable prior to six (6) months following the date of its grant. The Committee may provide, by rule or regulation or in any Option Award Agreement, that the exercisability of an Option may be accelerated or extended under various circumstances to a date not later than the latest expiration date permitted in accordance with
  Section 6.4.

    (b) Each Option shall be exercisable only by delivery to the Committee in care of the Secretary of the Company of a written notice of exercise in such form as the Committee may require. A notice of exercise shall: specify the number of shares to be purchased, shall be signed by the Participant or holder of the Option and shall be dated the date the signature is affixed.

  6.6 PAYMENT. A written notice of exercise shall be accompanied by full payment for the Shares to be purchased. Subject to the provisions of Article 11, payment shall include any income or employment taxes required to be withheld by the Company from the employee's compensation with respect to the Shares so purchased.

    (a) The Option Price upon exercise of any Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares so tendered shall have been held by the Participant for at least six (6) months prior to such tender), in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof, or
  (iii) by a combination of (i) and (ii).

    (b) The Committee also may allow cashless exercises as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

    (c) As soon as practicable after receipt of a written notice of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased.

  6.7 RESTRICTIONS ON TRANSFERABILITY. Except to the extent permitted under this Section 6.7, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, the right to purchase Shares subject to an Option Award may be transferred, in whole or in part, by a Participant during a Participant's lifetime, to a Participant's spouse, child or grandchild, or to the trustee of a testamentary or other grantor trust established primarily for the benefit of a Participant's spouse, child or grandchild; provided that:

    (i) A transfer shall only be effective upon receipt by the Secretary of the Company, on behalf of the Committee, of written notice of transfer in such form as the Committee may require;

    (ii) A notice of transfer shall: (A) identify the name, address and relationship of the transferee to the Participant; (B) identify the Option Award which is the subject of the transfer, the number of Shares transferred and the consideration paid, if any, for the transfer; (C) in the case of a transfer to a trustee, include evidence satisfactory to the Committee that under the terms of the trust the transfer is for the exclusive benefit of a Participant's spouse, child or grandchild; and (D) include a copy of the authorized signature of each person who will have the right to exercise the option to purchase and all information relevant to the rights transferred; and

    (iii) A transferee may not transfer any rights. Upon the transferee's death, all rights shall revert to the Participant.

  The Committee may impose such additional restrictions on transferability as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

  6.8 TERMINATION OF EMPLOYMENT. Except as hereinafter provided, Options granted under the Plan may not be exercised by any person, including a transferee of any rights under an Option Award, unless the Participant is then in the employ of the Company and unless the Participant has remained continuously so employed since the date of grant of the Option. Unless otherwise provided by the Committee and subject to the duration established in accordance with Section 6.4, Options shall be exercisable in the following circumstances:

    (a) in the case of a Participant's death

      (i) while employed by the Company, by the Beneficiary or representative during a period of 3 years following the date of the Participant's death; and in such a case may be exercised even before expiration of the 6-month or longer period established in accordance with Section 6.5(a); or

      (ii) after his Retirement, but before the third anniversary of his Retirement, by the Beneficiary or representative on or before the third anniversary of his Retirement;

    (b) in the case of the Participant's Disability, by the Participant or by the Participant's appointed representative during a period of 3 years following the date of the Participant's last day worked;

    (c) in the case of the Participant's Retirement, by the Participant during a period of 3 years following the date of the Participant's last day worked;

    (d) in the case of a Participant's involuntary termination of employment:

      (i) for reasons other than Cause, by the Participant during a period of 3 years following the date of the Participant's last day worked; or

      (ii) for Cause, by the Participant on or before his last day worked whether or not the Committee has made its final determination that there is Cause for termination as of that last day worked; and

    (e) in the case of a Participant's voluntary termination of employment, on or before his last day worked.

ARTICLE 7. RESTRICTED STOCK.

  7.1 RESTRICTED STOCK AWARDS. Restricted Stock Awards may be made at any time while the Plan is in effect. Such Awards may be made to any Director or Employee whether or not prior Restricted Stock Awards have been made to said person.

  7.2 NOTICE. The Committee shall promptly provide each Participant with written notice setting forth the number of Shares covered by the Restricted Stock Award and such other terms and conditions relevant thereto, including the purchase price, if any, to be paid for the Shares by the Recipient of the Award, as may be considered appropriate by the Compensation Committee.

  7.3 RESTRICTIONS ON TRANSFER. The purpose of these restrictions is to provide an incentive to each Participant to continue to provide services to the Company and to perform his or her assigned tasks and responsibilities in a manner consistent with the best interests of the Company and its stockholders. The Shares awarded pursuant to the Plan shall be subject to the following restrictions:

    (a) Stock certificates evidencing shares shall be issued in the sole name of the Participant (but may be held by the Company until the restrictions shall have lapsed in accordance herewith) and shall bear a legend which, in part, shall provide that:

      "The shares of common stock evidenced by this certificate are subject to the terms and restrictions of the AK Steel Holding Corporation Stock Incentive Plan. These shares are subject to forfeiture or cancellation under the terms of said Plan. These shares may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Secretary of the Company upon request."

    (b) No Restricted Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless, until and then only to the extent that said restrictions shall have lapsed in accordance with Section 7.4.

  7.4 LAPSE OF RESTRICTIONS. The restrictions set forth in Section 7.3 will lapse only if, on the date restrictions are to lapse in accordance with this
Section 7.4, the Participant has been continuously employed by the Company or has been a Director from the time of the Restricted Stock Award to such date of lapse. If the lapse schedule would result in the lapse of restrictions in a fractional share interest, the number of shares will be rounded down to the next lowest number of full shares for each of the first two lapse dates, with the balance to relate to the final lapse date. Unless otherwise provided by the Board:

    (a) with respect to a Restricted Stock Award to an Employee, the restrictions set forth in Section 7.3 shall lapse with respect to twenty-five percent (25%) of the Shares subject thereto on the second anniversary of the date of the Award; and with respect to an additional twenty-five percent (25%) of the Shares subject thereto on each of the third, fourth and fifth anniversaries of the date of the Award; and

    (b) with respect to a Restricted Stock Award to a Director, the restrictions set forth in Section 7.3 shall lapse upon completion of the full tenure for which the Director was elected to serve on the Board.

  7.5 VESTING AND FORFEITURE. Upon the lapse of the restrictions set forth in
Section 7.3 with respect to Shares covered by a Restricted Stock Award, ownership of the Shares with respect to which the restrictions have lapsed shall vest in the holder of the Award. In the event of termination of an Employee's employment, or in the event a Director fails to complete his or her full tenure on the Board, all Shares then still subject to the restrictions described in Section 7.3 shall be forfeited by the Participant and returned to the Company for cancellation, except as follows:

    (a) Restrictions with respect to Shares covered by an outstanding Restricted Stock Award held by a Director shall lapse upon the date of his or her mandatory retirement from the Board by reason of age. In the case of an Employee's retirement, the Committee may in its sole discretion elect to waive all or any portion of the restrictions remaining in respect of a Restricted Stock Award held by that employee. Any outstanding restrictions shall lapse in case of death or Disability of the holder of a Restricted Stock Award. Evidence of Disability will be entitlement to disability income benefits under the Federal Social Security Act; and

    (b) The Committee may at any time in its sole discretion accelerate or waive all or any portion of restrictions remaining in respect of the Shares covered by an outstanding Restricted Stock Award (to the extent not waived pursuant to paragraph (a) above). This authority may be exercised for any or all Participants; provided that the waiver in any particular case shall not bind the Committee in any other similar case, it being the intention of the Company to grant the Committee the broadest possible discretion to act or to refuse to act in this regard. Any such action taken on behalf of a Director shall require the unanimous consent of all Directors (excluding the Director for whose benefit the action is taken) then in office.

  7.6 RIGHTS AS STOCKHOLDER. Upon issuance of the stock certificates evidencing the Restricted Stock Award and subject to the restrictions set forth in Section 7.3 hereof, the Participant shall have all the rights of a stockholder of the Company with respect to the Shares of Restricted Stock represented by that Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

  7.7 AWARDS TO DIRECTORS. The Board may, during any calendar year, determine by majority vote to pay all or a portion of a Director's fees to be earned in such calendar year by means of an Award of Restricted Stock; provided that at least fifty (50%) of the Director's fees shall be paid in the form of a Restricted Stock Award, such Award to be made effective as of December 31 to Directors then serving. Any Director who leaves the Board during the year shall be paid in cash for services rendered.

ARTICLE 8. RIGHTS OF EMPLOYEES.

  8.1 EMPLOYMENT. Nothing in the Plan shall: (i) interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time; (ii) confer upon any Participant any right to continue in the employ of the Company or its subsidiaries; or (iii) be evidence of any agreement or understanding, express or implied, that the Company will employ any Participant in any particular position at a particular rate of compensation or for any particular period of time.

  8.2 PARTICIPATION. Nothing in this Plan shall be construed to give any person any right to be granted any Award other than at the sole discretion of the Committee or as giving any person any rights whatsoever with respect to Shares except as specifically provided in the Plan. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 9. CHANGE IN CONTROL.

  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of this Article 9:

    (a) any and all outstanding Options previously granted hereunder, if not then exercisable, shall become immediately exercisable and any restrictions on the transfer of Shares of Restricted Stock shall lapse and expire effective as of the date of the Change in Control;

    (b) subject to Article 10 herein, the Committee shall have the authority to make any modifications to any Option Award determined by the Committee to be appropriate before the effective date of the Change in Control; and

    (c) if the Shares are no longer traded over a national public securities exchange following a Change in Control:

      (i) Participants holding Options shall have the right to require the Company to make a cash payment to them in exchange for their Options. Such cash payment shall be contingent upon the

    Participant's surrendering the Option. The amount of the cash payment shall be determined by adding the total "spread" on all outstanding Options. For this purpose, the total "spread" shall equal the difference between: (1) the higher of (i) the highest price per Share paid or offered in any transaction related to a Change in Control of the Company; or (ii) the highest Fair Market Value per Share at any time during the ninety (90) calendar day period preceding a Change in Control; and (2) the Option Price applicable to each Share held under Option; and

      (ii) Participants holding Shares of Restricted Stock shall have the right to require the Company to make a cash payment to them in exchange for their Restricted Stock. Such cash payment shall be contingent upon the Participant's surrendering the Restricted Stock. The amount of the cash payment shall be not less than the higher of (1) the highest price per Share paid or offered in any transaction related to a Change in Control of the Company; or (2) the highest Fair Market Value per Share at any time during the ninety (90) calendar day period preceding a Change in Control.

ARTICLE 10. AMENDMENT, MODIFICATION, AND TERMINATION.

  10.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part; provided, that no amendment that (i) requires shareholder approval in order for this Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, or (ii) would modify the provisions of Section 3.1 or the first paragraph of Section 4.1 of this Plan, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

  10.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. If consent is not given, the Award shall continue in force in accordance with its terms without modification.

ARTICLE 11. WITHHOLDING.

  11.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, (including the Participant's FICA obligation, if any) required by law to be withheld with respect to any taxable event arising or as a result of this Plan. Failure to cooperate with the Company in paying any such withholding shall cause the cancellation of the Shares subject to the taxable transaction without liability for such cancellation.

  11.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or the vesting of Shares under a Restricted Stock Award, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant. In addition to the foregoing requirements, an Insider may elect Share withholding only if such election is made in compliance with
Section 16 of the Exchange Act.

ARTICLE 12. INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee, or of the Board, against and from any loss, cost, liability or expense, including reasonable attorney's fees and costs of suit, that may be imposed upon or reasonably incurred by the member in connection with or resulting from any claim, action, suit, or proceeding to which the member may be a party defendant or in which the member may be involved as a defendant by reason of any action taken or any failure to act under the Plan and against and from any and all amounts paid in Settlement thereof or paid in satisfaction of any judgment in any such action, suit, or proceeding against the member, provided that the member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it or agrees to any settlement of the claim. The foregoing right of indemnification shall be in addition to, and not exclusive of, any other rights of indemnification to which the member may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise. This right shall not extend to any action by a Director as a claimant of rights under the Plan, whether on the Director's behalf or on behalf of a class of persons which would include the Director, unless filed in the form of a declaratory judgment seeking relief for the Company or the Plan.

ARTICLE 13. SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 14. LISTING OF SHARES AND RELATED MATTERS. If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option or the issuance of Shares thereunder or the granting of a Restricted Stock Award, no Option that is the subject of such Award may be exercised in whole or in part and no certificates may be issued or reissued in respect of any Restricted Stock that is the subject of such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

ARTICLE 15. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer his or her receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, or due to the lapse of restrictions with respect to Restricted Stock, awarded under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, but not limited to: (i) the payment or crediting, with respect to deferred amounts credited in cash, of reasonable interest or other investment return determined with reference to any investment performance measurement selected by the Committee from time to time, (ii) the payment or crediting of dividend equivalents in respect of deferrals credited in Share units, and (iii) the Participant's rights with respect to the Options and/or Restricted Stock subject to such deferral election during the period between the Participant's deferral election and the exercise of the Options or the lapse of restrictions with respect to the Restricted Stock.

ARTICLE 16. LEGAL CONSTRUCTION.

  16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  16.2 SEVERABILITY. If any provision of the Plan shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision had not been included. Unless otherwise specifically provided in a final order by a court of competent jurisdiction, no such judicial determination shall deprive a Participant of the economic advantage, if any, of unexpired Options under any Option Award Agreement or of Shares of Restricted Stock then subject to restrictions under the terms of the Plan or the Restricted Stock Award Agreement. If any such judicial determination does or would have an adverse impact then the Company shall assure the Participant of the right to receive cash in an amount equal to the value of any Award under the Plan prior to the determination of its invalidity in the same manner as if such Award was lawful and the benefit granted thereunder could be enjoyed in accordance with the terms of the Award.

  16.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  16.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule l6b-13 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. The obligations of the Company to issue or transfer Restricted Shares awarded pursuant to the Plan or Option Shares upon exercise of an Option shall be subject to: compliance with all applicable governmental rules and regulations, and administrative action; the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Company; and the condition that listing requirements (or authority for listing upon official notice of issuance) for each stock exchange on which outstanding shares of the same class may then be listed shall have been satisfied.

  16.5 GOVERNING LAW. To the extent not preempted by federal law, this Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                        ANNEX B

                             AK STEEL CORPORATION

                       ANNUAL MANAGEMENT INCENTIVE PLAN
                (AS AMENDED AND RESTATED AS OF MARCH 19, 1998)

INTRODUCTION

  The name of this plan is the AK Steel Corporation Annual Management Incentive Plan (the "Plan"). AK Steel Corporation (the "Company") adopted the Plan in 1994 to enhance management's focus on specific performance goals for the Company with respect to safety, quality and net income. The Plan is hereby amended and restated as set forth in this document effective as of March 19, 1998.

  The Plan is a payroll practice. The Plan is not intended to be an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the Plan shall be interpreted, administered and enforced to the extent possible in a manner consistent with that intent. Any obligations under the Plan shall be the joint and several obligations of AK Steel Holding Corporation, the Company, and each of their respective subsidiaries and affiliates. The Plan is designed to comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

1. ADMINISTRATION OF THE PLAN

  This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist of not less than two members of the Board who shall be appointed from time to time by, and shall serve at the discretion of, the Board. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The Human Resources Department of the Company shall maintain records of authorized participants for each period described in paragraph 4 below (the "Performance Period").

2. PARTICIPATION

  Certain management employees of the Company ("Plan Member" or "Plan Members") shall be eligible to participate in this Plan upon selection by the Chairman of the Board or his delegate, the Executive Management Committee (the "EMC"), subject to the approval and/or review from time to time by the Committee. The EMC shall consist of the Company's Chief Executive Officer, President, Vice President--Human Resources, and such other individuals as may be designated from time to time by the Chief Executive Officer. Notwithstanding the foregoing, any covered employee as defined in Section 162(m)(3) of the Code ("Covered Employee"), shall be designated to participate in the Plan by the Committee in writing within the time period prescribed by
Section 162(m) of the Code and related regulations.

3. BONUS OPPORTUNITY TARGETS

  Each Plan Member shall be assigned a Bonus Opportunity Target Percentage ("Target Percentage") and a Bonus Opportunity Maximum Percentage ("Maximum Percentage") at the time he is selected for participation in this Plan based on his level of management in the Company and/or his overall contribution to the Company. A Plan Member's Target Percentage and/or Maximum Percentage may be changed from time to time at the discretion of the Committee or the EMC. Notwithstanding the foregoing, the Committee shall assign or change, in writing, the Target Percentage and Maximum Percentage for any Covered Employee for a particular Performance Period within the time period prescribed by
Section 162(m) of the Code and related regulations.

  A Plan Member's Target Percentage with respect to any Performance Period is the percentage of his annual base compensation (as defined below) that may be awarded to him by the Company as additional compensation if the Company achieves certain goals as determined by the Committee and approved by the Board with respect to net income, safety, and quality. A Plan Member's Maximum Percentage, which is two times his Target Percentage, is the percentage of his annual base compensation that may be awarded if the Company achieves for the Performance Period not only the established safety and quality goals, but exceeds the established net income goal by a certain level as determined by the Committee. A Plan Member's annual base compensation for purposes of this Plan shall be his actual base salary paid during the relevant Performance Period.

  Any amount awarded to a Plan Member under this Plan shall be referred to herein as a "Performance Award." If a Plan Member is designated to participate in the Plan after the commencement of a Performance Period, such individual's Performance Award will be prorated based on his period of participation in the Plan during such Performance Period.

4. PERFORMANCE PERIODS

  Each Performance Period shall be the twelve-month period commencing on January 1 and ending on the following December 31.

5. PERFORMANCE AWARD PAYMENT DATE

  The Performance Award Payment Date is the date on which any Performance Awards are paid to Plan Members, which date shall not be more than 120 days following the last day of each Performance Period. Before any Performance Award is paid to a Covered Employee, the Committee shall certify in writing that the criteria for receiving a Performance Award pursuant to the terms of the Plan have been satisfied.

6. PERFORMANCE AWARD DETERMINATION

  For each Performance Period, the Committee shall assign, in writing, with respect to each of the performance factors of net income, safety, and quality, a threshold goal, a target goal, and, with respect to the net income factor, the level which if exceeded will result in the maximum Performance Awards being made. If the threshold goals are not met, no Performance Awards shall be made. Achievement of performance between the threshold and target goals shall result in Performance Awards being made. The threshold and target goals, and the level of net income required to achieve the maximum Performance Awards, shall be communicated in writing by the Human Resources Department to Plan Members as soon as practicable at the beginning of each Performance Period, but with respect to Covered Employees, no later than the time period prescribed by Section 162(m) of the Code and related regulations. Different threshold and target goals may apply with respect to a specific plant, department, or area of the Company. Notwithstanding the foregoing, Performance Awards may be granted with respect to achievement of the threshold goal for safety even if the threshold goal for net income for the Performance Period is not achieved.

  The Committee may establish such other parameters and procedures for determining Performance Awards as it deems appropriate with respect to any Performance Period. The maximum Performance Award (including any special Performance Award pursuant to paragraph 7 below) that may be paid to any Covered Employee with respect to any Performance Period shall be $3 million. The Committee may delegate the calculation of Performance Awards to the Company's Chief Financial Officer, subject to the Committee's supervision.

7. SPECIAL AWARDS TO COVERED EMPLOYEES

  Subject to the provisions of paragraph 6 above, the Committee may grant with respect to any Performance Period a special Performance Award to any Covered Employee if a specified level of net income is achieved by the Company. The level of net income required to achieve any such award and the amount of any such award shall be established by the Committee in writing within the time period prescribed by Section 162(m) of the Code and related regulations.

8. FORM OF PAYMENT

  All Performance Awards will be paid in a single lump-sum payment in cash. The Company will withhold such payroll or other taxes as it determines to be necessary or appropriate.

9. EVENTS OF FORFEITURE

 A. NO NET INCOME

    If the Company has no net income for book purposes with respect to any Performance Period, no Performance Awards will be granted with respect to that Performance Period; however, if any Performance Awards for that period would otherwise be granted, such Performance Awards may be deferred to a subsequent Performance Period in the sole discretion of the Committee.

 B. DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION FOR OTHER THAN
CAUSE

    If during a Performance Period a Plan Member dies, becomes totally and permanently disabled, retires or is involuntarily terminated for reasons other than cause, the Plan Member (or his estate in the case of death) shall be entitled under this Plan to a prorated Performance Award, if any, based on his period of participation during such Performance Period. Any such amount shall be paid in cash and in full satisfaction of any claims the Plan Member may have under this Plan.

 C. TERMINATION FOR CAUSE

    If a Plan Member is terminated for cause, as cause may be defined by the Committee or the EMC, no Performance Award shall be paid under this Plan.

 D. VOLUNTARY TERMINATION

    Subject to the above provisions of this paragraph 9, a Plan Member who voluntarily terminates employment with the Company prior to any Performance Award Payment Date shall forfeit all rights hereunder to any payment that is or may be due on or after such Performance Award Payment Date.

 E. REMOVAL FROM THE PLAN

    A Plan Member may be removed from further participation in this Plan by the Committee or the EMC and such removal shall be effective as of the date determined by the Committee or the EMC. In such a case, the Plan Member shall be eligible to receive a prorated Performance Award, if any, based on his period of participation during the Performance Period in which his removal occurs.

 F. LEAVE OF ABSENCE

    If during a Performance Period, a Plan Member is absent from employment with the Company for a period of more than ninety (90) consecutive calendar days for any reason, the Plan Member's participation in the Plan will be suspended for the period of such absence exceeding ninety (90) days, and he shall be entitled under this Plan to a prorated Performance Award, if any, based on his period of participation during such Performance Period.

10. SOURCE OF BENEFITS

  The Company shall make any cash payments due under the terms of this Plan directly from its assets or from any trust that the Company may choose to establish and maintain from time to time. Nothing contained in this Plan shall give or be deemed to give any Plan Member or any other person any interest in any property of any such trust or in any property of the Company, nor shall any Plan Member or any other person have any right under this Plan not expressly provided by the terms hereof, as such terms may be interpreted and applied by the Committee in its discretion.

11. LIABILITY OF OFFICERS AND PLAN MEMBERS

  No current or former employee, officer, director or agent of AK Steel Holding Corporation or of the Company shall be personally liable to any Plan Member or other person to pay any benefit payable under any provision of this Plan or for any action taken by any such person in the administration or interpretation of this Plan.

12. UNSECURED GENERAL CREDITOR

  The rights of a Plan Member (or his beneficiary in the event of his death) under this Plan shall only be the rights of a general unsecured creditor of the Company, and the Plan Member (or his designated beneficiary) shall not have any legal or equitable right, interest, or other claim in any property or assets of the Company by reason of the establishment of this Plan.

13. ARBITRATION

  Any dispute under this Plan shall be submitted to binding arbitration subject to the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Plan Member. If the Plan Member objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Plan Member, then the Company and the Plan Member shall each select an arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Plan Member shall share equally the costs of arbitration. No Company agreement of indemnity, whether under its Articles of Incorporation, the bylaws or otherwise, and no insurance by the Company, shall apply to pay or reimburse any Plan member's costs of arbitration.

14. AMENDMENT OR TERMINATION OF PLAN

  The Board expressly reserves for itself and for the Committee the right and the power to amend or terminate the Plan at any time. In such a case, unless the Committee otherwise expressly provides at the time the action is taken, no Performance Awards shall be paid to any Plan Member on or after the date of such action.

15. MISCELLANEOUS

 A. ASSIGNABILITY

    Plan Members shall not alienate, assign, sell, transfer, pledge, encumber, attach, mortgage, or otherwise hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder. No part of the amounts payable hereunder shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance, nor shall any person have any other claim to any benefit payable under this Plan as a result of a divorce or the Plan Member's, or any other person's bankruptcy or insolvency.

 B. OBLIGATIONS TO THE COMPANY

    If a Plan Member becomes entitled to payment of any amounts under this Plan, and if at such time the Plan Member has any outstanding debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts against the amounts otherwise payable under this Plan. Such determination shall be made by the Committee or the Board.

 C. NO PROMISE OF CONTINUED EMPLOYMENT

    Nothing in this Plan or in any materials describing or relating to this Plan grants, nor should it be deemed to grant, any person any employment right, nor does participation in this Plan imply that any person has been employed for any specific term or duration or that any person has any right to remain in the employ of the Company. Subject to the provisions of paragraph 9 hereof, the Company retains the right to change or terminate any condition of employment of any Plan Member without regard to any effect any such change has or may have on such person's rights hereunder.

 D. CAPTIONS

    The captions to the paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

 E. PRONOUNS

    Masculine pronouns and other words of masculine gender shall refer to both men and women.

 F. VALIDITY

    In the event any provision of this Plan is found by a court of competent jurisdiction to be invalid, void, or unenforceable, such provision shall be stricken and the remaining provisions shall continue in full force and effect.

 G. APPLICABLE LAW

    To the extent not preempted by federal law, this Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                        ANNEX C

                             AK STEEL CORPORATION

                          LONG-TERM PERFORMANCE PLAN
                (AS AMENDED AND RESTATED AS OF MARCH 19, 1998)

INTRODUCTION

  The name of this plan is the AK Steel Corporation Long-Term Performance Plan (the "Plan"). AK Steel Corporation (the "Company") adopted the Plan in 1995 to increase management's focus on the Company's long-term performance relative to that of its principal competitors in the carbon flat rolled steel industry (the "Peer Group") and to reward certain employees for enhancing the profitability of the Company over extended periods of time. The Plan is hereby amended and restated as set forth in this document.

  The Plan is a payroll practice. The Plan is not intended to be an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended , and the Plan shall be interpreted, administered and enforced to the extent possible in a manner consistent with that intent. Any obligations under the Plan shall be the joint and several obligations of AK Steel Holding Corporation, the Company, and each of their respective subsidiaries and affiliates. The Plan is designed to comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

1. ADMINISTRATION OF THE PLAN

  This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist of not less than two members of the Board who shall be appointed from time to time by, and shall serve at the discretion of, the Board. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and related regulations. The Human Resources Department of the Company shall maintain records of authorized participants for each period described in paragraph 4 below (the "Performance Period").

2. PARTICIPATION

  Each elected officer of the Company shall be eligible to participate in this Plan, and certain other management employees of the Company ("Plan Member" or "Plan Members") shall be eligible to participate in this Plan upon selection by the Chairman of the Board or his delegate, the Executive Management Committee ( the "EMC"), subject to the approval and/or review from time to time by the Committee. The EMC shall consist of the Company's Chief Executive Officer, President, Vice President, Human Resources, and such other individuals as may be designated from time to time by the Chief Executive Officer. Notwithstanding the foregoing, any covered employee, as defined in
Section 162(m)(3) of the Code ("Covered Employee"), shall be designated to participate in the Plan by the Committee in writing within the time period prescribed by Section 162(m) of the Code and related regulations.

3. BONUS OPPORTUNITY TARGETS

  Each Plan Member shall be assigned a Bonus Opportunity Target Percentage ("Target Percentage") at the time the Plan Member is selected for participation in this Plan. A Plan Member's Target Percentage may be changed from time to time at the discretion of the Committee or, in the case of Plan Members who are not elected officers, by the EMC. Notwithstanding the foregoing, the Committee shall assign or change, in writing, the Target Percentage for any Covered Employee for a particular Performance Period within the time period prescribed by Section 162(m) of the Code and related regulations.

  A Plan Member's Target Percentage is the maximum percentage of his annual base salary (as defined below) that can be achieved with respect to any Performance Period for which he is selected for participation. A Plan Member's Target Percentage is multiplied by his annual base salary for the final year of the Performance

Period for which the calculation of a Performance Award is made in order to arrive at his Bonus Opportunity Target Amount ("Target Amount"). A Plan Member's annual base salary for purposes of this Plan shall be determined by multiplying his monthly rate of base salary for the last month of the relevant Performance Period by twelve (12).

  Any amount awarded to a Plan Member under this Plan shall be referred to herein as a "Performance Award." If a Plan Member is designated to participate in the Plan after the commencement of a Performance Period, his Performance Award, if any, will be prorated based on his period of participation in the Plan during such Performance Period.

4. PERFORMANCE PERIODS

  Each Performance Period shall consist of a period of three consecutive calendar years, with the first such three-year period commencing on January 1, 1995, and ending on December 31, 1997.

5. PERFORMANCE AWARD PAYMENT DATE

  The Performance Award Payment Date is the date on which any Performance Awards are paid to Plan Members, which date shall not be more than 120 days following the last day of the final year of each Performance Period. Before any Performance Award is paid to a Covered Employee, the Committee shall certify in writing that the criteria for receiving a Performance Award pursuant to the terms of this Plan have been satisfied.

6. PEER GROUP

  The Peer Group shall consist of Bethlehem Steel Corporation, Inland Steel Company, LTV Corporation, National Steel Corporation, Nucor Corporation, and U.S. Steel Group. The Peer Group may be modified from time to time at the discretion of the Committee; however, to the extent any modification of the Peer Group impacts the Performance Award to be received by a Covered Employee, such modification will be made within the time period prescribed by Section 162(m) of the Code and related regulations.

7. PERFORMANCE AWARD DETERMINATION

  Any Performance Award to be paid to a Plan Member with respect to a Performance Period shall be the amount determined by multiplying his Target Amount under paragraph 3 above by the sum of the applicable percentages for the completed Performance Period and for the final year of the completed Performance Period as set forth in the chart below. The chart is based upon the Company's operating profit per ton shipped (excluding special and unusual items) as compared to operating profit per ton shipped (excluding special and unusual items) of the Peer Group. The maximum Performance Award that may be paid to any Covered Employee with respect to any Performance Period shall be $3 million. The Committee may delegate the calculation of Performance Awards to the Company's Chief Financial Officer, subject to the Committee's supervision.

  The percentages to be applied to a Plan Member's Target Amount in determining any Performance Award with respect to a Performance Period shall be based upon the following chart:

                            PERCENTAGES OF TARGET AMOUNT
     OPERATING PROFIT PER       BASED UPON RELATIVE
         TON SHIPPED            PERFORMANCE RANKING
     --------------------   ---------------------------- PERCENTAGE FOR FINAL
      RANKING OF COMPANY      PERCENTAGE FOR COMPLETED    YEAR OF COMPLETED
      VERSUS PEER GROUP          PERFORMANCE PERIOD       PERFORMANCE PERIOD
             1                          100%                     100%
             2                           50%                      50%
             3                           25%                      25%
             4                           15%                      15%
             5-7                          0%                       0%

8. FORM OF PAYMENT

  All Performance Awards with respect to a Performance Period will be paid in a single lump-sum payment either in cash or in a combination of cash and whole shares of Restricted Stock as determined by the Committee; however, no more than fifty percent (50%) of any Performance Award shall be paid in Restricted Stock. The Company shall withhold such payroll or other taxes as it determines to be necessary or appropriate.

  If any portion of Performance Awards with respect to a Performance Period are to be paid in whole shares of Restricted Stock, such shares shall be issued pursuant to grants of Restricted Stock under the AK Steel Holding Corporation Stock Incentive Plan (as amended and restated as of March 19,
1998) (the "SIP"); however, notwithstanding any provision in the SIP to the contrary, the restrictions on such shares granted under the SIP pursuant to this Plan shall lapse as to 20% of those shares on each of the first, second, third, fourth and fifth anniversaries of the Performance Award Payment Date on which such Restricted Stock was issued. Restricted Stock issued pursuant to this Plan shall be valued at the average of the high price and the low price of shares traded on the date the Committee approves issuance of such Restricted Stock.

9. EVENTS OF FORFEITURE

 A. NO NET INCOME

    If the Company has no net income for book purposes for the last calendar year of any Performance Period, no Performance Award will be paid with respect to the Performance Period ending with that calendar year. The Performance Award for that period, if any is due, will either be forfeited or the payment of the Performance Award will be deferred in the sole discretion of the Committee.

 B. DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION FOR OTHER THAN
CAUSE

    If during a calendar year a Plan Member dies, becomes totally and permanently disabled, retires, or is involuntarily terminated for reasons other than cause, the Plan Member (or his estate in the case of death) shall be entitled under this Plan to an amount equal to twice the amount paid or to be paid to the Plan Member on the Performance Award Payment Date occurring within that calendar year, less any amount actually paid to the Plan Member on such Performance Award Payment Date. Any amount payable under this paragraph 9b shall be paid on the next to occur of the Performance Award Payment Date falling within that calendar year or within 60 days following such Plan Member's death or other termination of employment. Any such amount shall be paid in cash and in full satisfaction of any claims the Plan Member may have under this Plan.

 C. TERMINATION FOR CAUSE

    If a Plan Member is terminated for cause, as cause may be defined by the Committee or the EMC, no Performance Award shall be paid under this Plan.

 D. VOLUNTARY TERMINATION

    Subject to the provisions of paragraph 9b, a Plan Member who voluntarily terminates employment with the Company prior to any Performance Award Payment Date shall forfeit all rights hereunder to any payment that is or may be due on or after such Performance Award Payment Date.

 E. REMOVAL FROM THE PLAN

    A Plan Member may be removed from further participation in this Plan by the Committee or the EMC and such removal shall be effective as of the date determined by the Committee or the EMC. In such a case, the Plan Member shall be eligible to receive a prorated Performance Award, if any, based on his period of participation during the Performance Period ending in the year in which his removal occurs.

10. SOURCE OF BENEFITS

  The Company shall make any cash payments due under the terms of this Plan directly from its assets or from any trust that the Company may choose to establish and maintain from time to time. Nothing contained in this Plan shall give or be deemed to give any Plan Member or any other person any interest in any property of any such trust or in any property of the Company, nor shall any Plan Member or any other person have any right under this Plan not expressly provided by the terms hereof, as such terms may be interpreted and applied by the Committee in its discretion.

11. LIABILITY OF OFFICERS AND PLAN MEMBERS

  No current or former employee, officer, director or agent of AK Steel Holding Corporation or of the Company shall be personally liable to any Plan Member or other person with respect to any benefit under this Plan or for any action taken by any such person in the administration or interpretation of this Plan.

12. UNSECURED GENERAL CREDITOR

  The rights of a Plan Member (or his designated beneficiary in the event of his death) under this Plan shall only be the rights of a general unsecured creditor of the Company, and the Plan Member (or his designated beneficiary) shall not have any legal or equitable right, interest, or other claim in any property or assets of the Company by reason of the establishment of this Plan.

13. ARBITRATION

  Any dispute under this Plan shall be submitted to binding arbitration subject to the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Plan Member. If the Plan Member objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Plan Member, then the Company and the Plan Member shall each select an arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Plan Member shall share equally the costs of arbitration. No Company agreement of indemnity, whether under its Articles of Incorporation, the bylaws or otherwise, and no insurance by the Company, shall apply to pay or reimburse any Plan Member's costs of arbitration.

14. AMENDMENT OR TERMINATION OF PLAN

  The Board expressly reserves for itself and for the Committee the right and the power to amend or terminate the Plan at any time. In such a case, unless the Committee otherwise expressly provides at the time the action is taken, no Performance Awards shall be paid to any Plan Member on or after the date of such action.

15. MISCELLANEOUS

 A. ASSIGNABILITY

    Plan Members shall not alienate, assign, sell, transfer, pledge, encumber, attach, mortgage, or otherwise hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder. No part of the amounts payable hereunder shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance, nor shall any person have any other claim to any benefit payable under this Plan as a result of a divorce or the Plan Member's, or any other person's bankruptcy or insolvency.

 B. OBLIGATIONS TO THE COMPANY

    If a Plan Member becomes entitled to payment of any amounts under this Plan, and if at such time the Plan Member has any outstanding debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts against the amounts otherwise payable under this Plan. Such determination shall be made by the Committee or the Board.

 C. NO PROMISE OF CONTINUED EMPLOYMENT

    Nothing in this Plan or in any materials describing or relating to this Plan grants, nor should it be deemed to grant, any person any employment right, nor does participation in this Plan imply that any person has been employed for any specific term or duration or that any person has any right to remain in the employ of the Company. Subject to the provisions of paragraph 9 hereof, the Company retains the right to change or terminate any condition of employment of any Plan Member without regard to any effect any such change has or may have on such person's rights hereunder.

 D. CAPTIONS

    The captions to the paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

 E. PRONOUNS

    Masculine pronouns and other words of masculine gender shall refer to both men and women.

 F. VALIDITY

    In the event any provision of this Plan is found by a court of competent jurisdiction to be invalid, void, or unenforceable, such provision shall be stricken and the remaining provisions shall continue in full force and effect.

 G. APPLICABLE LAW

    To the extent not preempted by federal law, this Plan shall be construed in accordance with and governed by the law of the State of Delaware.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+..............................................................................+
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                          AK STEEL HOLDING CORPORATION

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                             --------------------

                             REQUEST FOR ADMITTANCE

                             --------------------

   Attendance at the Annual Meeting is limited to holders of record of the Company's Common Stock as of March 31, 1998, or their duly appointed proxies, and to guests of management.

   If you plan to attend the meeting in person, please complete, sign, detach and return this reply post card.

                                 (Please Print)

  Stockholder's Name __________________________________________________
  Address _____________________________________________________________
       _____________________________________________________________

  Number of Shares Owned at March 31, 1998 ____________________________
  Signature ___________________________________________________________

                                                        NO POSTAGE
                                                        NECESSARY
                                                        IF MAILED
                                                         IN THE
                                                       UNITED STATES
                                                       -------------
                                                       -------------
                                                       -------------
                                                       -------------
                                                       -------------
                                                       -------------
                                                       -------------

                  -------------------------------------------
                             BUSINESS REPLY MAIL
                  FIRST CLASS PERMIT NO. 2, MIDDLETOWN, OHIO
                  -------------------------------------------

                      POSTAGE WILL BE PAID BY ADDRESSEE

                      AK Steel Holding Corporation
                      703 Curtis Street
                      Middletown, Ohio 45043-0600
                      Attn: Treasurer

                         AK STEEL HOLDING CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1998



          The undersigned stockholder of AK Steel Holding Corporation (the "Company") hereby appoints Richard M. Wardrop, Jr., Richard E. Newsted and John
G. Hritz, and each of them, as attorneys and proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 21, 1998, and at any adjournments thereof, with authority to vote at such meeting all shares of Common Stock of the Company owned by the undersigned on March 31, 1998, in accordance with the directions indicated herein.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN
ITEM 1 AND FOR APPROVAL OF THE PROPOSALS IN EACH OF ITEMS 2 THROUGH 5 HEREOF.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NINE NOMINEES NAMED "FOR" APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY, "FOR" APPROVAL OF THE AMENDMENTS TO THE STOCK INCENTIVE PLAN, "FOR" APPROVAL OF THE ANNUAL MANAGEMENT INCENTIVE PLAN AND "FOR" APPROVAL OF THE LONG-TERM PERFORMANCE PLAN.

Item 1.  ELECTION OF DIRECTORS:

     FOR all nominees listed [  ]    WITHHOLD AUTHORITY to vote [  ]
     below (except as                for all nominees listed below
     marked to the contrary
     below)


Nominees: Allen Born, John A. Georges, Dr. Bonnie Guiton Hill, Robert H. Jenkins, Lawrence A Leser, Robert E. Northam, Cyrus Tang, Dr. James A. Thomson and Richard M. Wardrop, Jr.

     (INSTRUCTIONS:  To withhold authority to vote for an individual nominee named above, strike a line through that nominee's name)


Item 2. Approval of the amendment of the Company's Certificate of Incorporation to increase its authorized Common Stock.

               FOR [  ]     AGAINST [  ]    ABSTAIN [  ]

Item 3.   Approval of amendments to the Stock Incentive Plan.

               FOR [  ]     AGAINST [  ]    ABSTAIN [  ]

Item 4.   Approval of the Annual Management Incentive Plan.

               FOR [  ]     AGAINST [  ]    ABSTAIN [  ]

Item 5.   Approval of the Long-Term Performance Plan.

               FOR [  ]     AGAINST [  ]    ABSTAIN [  ]

And to transact such other business as may properly come before the meeting or any adjournments thereof.


Date: _____________________      Signature(s):________________________________

                                 (Please date and sign exactly as name appears hereon. When signing as attorney, administrator, trustee, custodian or guardian, give full title as such. Where more than one owner, all should sign. Proxies executed by a partnership or corporation should be signed in the full partnership or corporate name by a partner or authorized officer.)

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.